UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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OptimumBank Holdings, Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS

The Annual Meeting of Shareholders of OptimumBank Holdings, Inc. will be held at the

OPTIMUMBANK EXECUTIVE OFFICES

2477 East Commercial Boulevard

Fort Lauderdale, Florida 33308

on December 27, 2011, at 10:00 A.M.

PROXY VOTING OPTIONS

YOUR VOTE IS IMPORTANT!

Whether or not you expect to attend in person, we urge you to vote your shares by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares will save us the expense and extra work of additional solicitation. Submitting your proxy now will not prevent you from voting your stock at the meeting if you want to do so, as your vote by proxy is revocable at your option.

Voting by the Internet or telephone is fast, convenient, and your vote is immediately confirmed and tabulated. Most important, by using the Internet or telephone, you help us reduce postage and proxy tabulation costs.

Or, if you prefer, you can return the enclosed Proxy Card in the envelope provided.

PLEASE DO NOT RETURN THE ENCLOSED PROXY CARD IF YOU ARE VOTING OVER THE INTERNET OR BY TELEPHONE.

VOTE BY INTERNET

http://www.cstproxyvote.com/

24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Go to the following website

http://www.cstproxyvote.com/

Have your Proxy Card in hand and follow the instructions.

VOTE BY TELEPHONE

1-866-894-0537 via touch tone phone

toll-free 24 hours a day / 7 days a week

INSTRUCTIONS:

Read the accompanying Proxy Statement.

Call 1-866-894-0537.

Have your Proxy Card in hand and follow the instructions.

December [    ], 2011

Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of OptimumBank Holdings, Inc., which will be held at the OptimumBank Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on Tuesday, December 27, 2011, at 10:00 a.m.

Details of the business to be conducted at the annual meeting are given in the attached Notice of Annual Meeting and Proxy Statement.

Also enclosed is a copy of our Annual Report on Form 10-K for 2010, which contains important information about our company.

Whether or not you attend the annual meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to promptly vote and submit your proxy by phone, via the Internet, or by signing, dating, and returning the enclosed proxy card in the enclosed envelope. If you decide to attend the annual meeting, you will be able to vote in person, even if you have previously submitted your proxy.

If you need directions to the annual meeting, please call our offices at (954) 776-2332, Ext.101.

On behalf of the Board of Directors, I would like to express our appreciation for your continued interest in the affairs of our company.

Sincerely,

Sam Borek

Chairman of the Board

OPTIMUMBANK HOLDINGS, INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

December [    ], 2011

To the Shareholders:

The annual meeting of the shareholders of OptimumBank Holdings, Inc. will be held at the OptimumBank Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, on December 27, 2011, at 10:00 a.m. for the following purposes:

1.	To elect seven directors.

2.	To approve the issuance and sale of up to a total of 6,750,000 shares of the Company’s common stock at a price of $.40 per share to Moishe Gubin under the terms of a Stock Purchase Agreement between the Company and Mr. Gubin.

3.	To approve the Company’s 2011 Equity Incentive Plan.

4.	To ratify the selection of Hacker, Johnson & Smith PA as our independent auditor for fiscal year 2011.

5.	To transact such other business as may properly come before the Annual Meeting.

Only shareholders of record at the close of business on November 23, 2011, are entitled to notice of, and to vote at, this meeting.

By order of the Board of Directors

Sam Borek

Chairman of the Board

Fort Lauderdale, Florida

December [    ], 2011

IMPORTANT

Whether or not you expect to attend in person, we urge you to vote your shares at your earliest convenience. This will ensure the presence of a quorum at the meeting. Promptly voting your shares by telephone, via the Internet, or by signing, dating, and returning the enclosed proxy card will save our company the expenses and extra work of additional solicitation. An addressed envelope for which no postage is required if mailed in the United States is enclosed if you wish to vote by mail. Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on December 27, 2011. Our Proxy Statement and Form 10-K Annual Report for 2010 is available at http://www.optimumbank.com/stockholders.html.

OPTIMUMBANK HOLDINGS, INC.

2477 EAST COMMERCIAL BOULEVARD

FORT LAUDERDALE, FLORIDA 33308

PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD DECEMBER 27, 2011

This Proxy Statement will be first mailed to shareholders on or about December [    ], 2011. It is furnished in connection with the solicitation of proxies by the Board of Directors of OptimumBank Holdings, Inc. (“OptimumBank Holdings” or the “Company”) to be voted at the annual meeting of the shareholders of the Company, which will be held at 10:00 a.m. on December 27, 2011, at the OptimumBank (the “Bank”) Executive Offices, 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. Shareholders who execute proxies retain the right to revoke them at any time before the shares are voted by proxy at the meeting. A shareholder may revoke a proxy by delivering a signed statement to the President of the Company at or prior to the annual meeting or by executing and delivering another proxy dated as of a later date. The Company will pay the cost of solicitation of proxies.

Shareholders of record at the close of business on November 23, 2011 will be entitled to vote at the meeting on the basis of one vote for each share held. On November 23, 2011, there were 22,131,108 shares of common stock outstanding, held of record by 472 shareholders.

PROPOSAL 1

ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

NOMINEES

Our Board of Directors currently consists of seven members. Seven directors are to be elected at the annual meeting to hold office until the next annual meeting of shareholders and until their successors are elected and qualified. All of the nominees are current directors. The Board of Directors has nominated all seven of the current directors for election at the 2011 annual meeting, based on the recommendation of our independent directors.

The accompanying proxy will be voted in favor of the following persons to serve as directors unless the shareholder indicates to the contrary on the proxy. The election of our directors requires a plurality of the votes cast in person or by proxy at the meeting. Abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum. Management expects that each of the nominees will be available for election, but if any of them is unable to serve at the time the election occurs, the proxy will be voted for the election of another nominee to be designated by the Board of Directors.

Moishe Gubin, 34, became a director of OptimumBank in March 2011 and a director of the Company in October 2011. Since 2010, he has served as the chief executive officer of United Rx, LLC, a long term care pharmacy, and since November 2003, his primary occupation has been the ownership and financial management of skilled nursing facilities located in Indiana and Illinois. Since 2005, he has served as the chief financial officer and principal of Infinity Healthcare Management located in Hillside, Illinois, which provides consulting services for 28 skilled nursing facilities. Mr. Gubin is the founder, president and treasurer of the Midwest Torah Center, in South Bend, Indiana, and served as Director of Operations for Yeshiva of Great Neck, New York, from October 1996 to September 1999. Mr. Gubin graduated from Touro Liberal Arts and Science College, in New York, New York, with a BS in Accounting and Information Systems and a Minor in Jewish Studies. He also attended Yeshiva Bais Israel where he received a BA in Talmudic Literature. Mr. Gubin has been a licensed Certified Public Accountant in the State of New York since 2010.

Seth Gillman, 43, has been a director of the Company since October 2011. Since 2005, Mr. Gillman has served as founder, administrator and managing member of Passages Hospice, LLC, a hospice care provider located in Elgin, Illinois. From 2001 to 2005, Mr. Gillman served as general counsel, director of business development, and corporate secretary to ASTA Healthcare Company, Inc., a management company for skilled nursing facilities located in Elgin, Illinois. From 1996 to 2001, Mr. Gillman served as legal counsel, then general counsel, of Doctors Hospital of Hyde Park, located in Chicago, Illinois, and from 1994 to 1996, as a staff attorney and legislative aid to the Chicago City Council. Mr. Gillman received his Juris Doctor from Benjamin N. Cardozo School of Law, in New York New York, and his L.L.M. in Health Law from DePaul University School of Law, in Chicago, Illinois. Mr. Gillman is licensed as an attorney and nursing home administrator in the State of Illinois.

Robert C. Acri, 54, became a director of the Company in October 2010. Since 2001, Mr. Acri has served as President since 2001 of Kenilworth Asset Management, LLC, an Illinois-based asset management and advisory firm servicing high net worth individuals founded by Mr. Acri. Prior to his service with Kenilworth Asset Management, LLC, Mr. Acri served in various management capacities, including portfolio manager, with various financial institutions and firms, including Chicago Investment Group, LLC; Harris Bank; Wintrust Asset Management, Lake Forest, IL; Northern Trust Bank; Van Kampen Investments; Beaven Companies; and Stanford Companies. He was also associated with the law firm of Carrane, Freifeld and Uruba, Esq. Mr. Acri received a Bachelor of Arts degree from Hope College in Holland, Michigan in 1979, a Law Degree from The John Marshall Law School in Chicago and an M.B.A. from Northwestern University in Evanston, Illinois. He is a member of the Illinois Bar and holds Securities Series 7, 24, 65, and 66 licenses.

Sam Borek, 61, has served as Chairman of the Board of the Company since December 2009, and a director of the Company since March 2004, and of OptimumBank since August 2001. Mr. Borek has served since 1977 as the managing partner of the law firm of Borek & Goldhirsh in Wilmette, Illinois. From 1998 to 2006, Mr. Borek served as a director, and from 2004 to 2006, as Chairman of the Board, of NCB Holdings, Inc., a bank holding company located in Chicago, Illinois. Mr. Borek received a Bachelor of Arts degree from the University of Illinois Urbana in 1972 and a Juris Doctor from the DePaul University School of Law in 1975 and has practiced law in Illinois for the past 33 years. Mr. Borek is very involved in community activities, including prior service as President of the Niles Township School Board for High School District 219, member of the Executive Board of the Niles Township Legislative Coalition, and Director of the Midwest Friends of Israel Sport Center for the Disabled and Maccabi USA Sports for Israel.

Richard L. Browdy, 59, has served as the President, Chief Operating Officer, Chief Financial Officer, and director of the Company since March 2004, and of OptimumBank since October 2000. Mr. Browdy has been in banking for 36 years. Prior to commencing OptimumBank’s organization process, he served as Executive Vice President and Chief Financial Officer of Enterprise National Bank of Palm Beach, located in Palm Beach Gardens, Florida in 1998. Mr. Browdy served on Enterprise’s Loan and Credit Committees, chaired the Asset/Liability Committee and was a member of Enterprise’s Management Operations and EDP Committees. From 1997 to 1998, Mr. Browdy worked as a consultant. Prior to his consulting practice, Mr. Browdy was employed with Suncoast Savings and Loan Association of Hollywood, Florida, from its inception in 1985 to the merger of the institution with BankUnited of Coral Gables, Florida in 1996 and remained with BankUnited until 1997. Mr. Browdy served in various capacities with Suncoast serving finally as Executive Vice President and Chief Financial Officer. In the last five years of Mr. Browdy’s employment with Suncoast, the Finance Division, Retail Banking Division, Administrative Services Department, and Management Information Systems Department reported to Mr. Browdy. During Mr. Browdy’s eleven-year tenure at Suncoast, Suncoast originated and purchased over $10 billion in residential loans and over $300 million in commercial real estate loans. From 1979 to 1985, Mr. Browdy was employed with Financial Federal Savings and Loan Association serving finally as Vice President and Accounting Manager. From 1973 to 1979, Mr. Browdy was employed by American Savings and Loan Association of Miami Beach, Florida serving finally as Vice President and Controller. Mr. Browdy currently serves as President of Temple Beth Ahm Israel in Cooper City, Florida. Mr. Browdy graduated from Florida International University in 1976 with a Bachelor of Business in Accounting. Mr. Browdy is an inactive Certified Public Accountant in the State of Florida.

Larry Willis, 59, has been a director of the Company since its incorporation in March 2004, and of OptimumBank since August 2001. Mr. Willis has served as the Vice President of Annette Willis Insurance Agency, Inc. in Miami, Florida since 1980. He has also served as President of the Willis Family Stables since 1994. Mr. Willis received a Bachelor of Science and a Master of Science in Electrical Engineering from the University of Miami in Coral Gables, Florida.

Wendy Mitchler, 58, has been a director of the Company and OptimumBank since January 2005. She has been the owner of the law firm of Wendy Mitchler, Attorney at Law, located in Fort Lauderdale, Florida, since 1999, and has served as outside counsel to OptimumBank and the Company since 2000. From 1997 to 1999, she served as Controller and General Counsel to Electropharmacology, Inc., a Gainesville, Florida- based publicly held biotechnology company. From 1989 to 1996, she served as Senior Vice President and General Counsel to Suncoast Savings and Loan Association, a Hollywood, Florida- based publicly held savings association. From 1986 to 1989, she served as the Savings and Loan Administrator with the State of Florida Department of Banking and Finance, Division of Banking, and from 1984 to 1986, as assistant general counsel to the State of Florida, Office of Comptroller. From 1983 to 1984, she served as an associate attorney with Stuzin and Camner, PA, a Miami, Florida based firm specializing in the representation of financial institutions, and from 1977 to 1979, as a staff auditor with the public accounting firm of Deloitte, Haskins and Sells. Ms. Mitchler received B.B.A. and M.B.A. degrees in Accounting from Florida Atlantic University and a J.D. in Law from University of Florida. Ms. Mitchler was previously licensed as a Certified Public Accountant in the State of Florida from 1977 to 1990.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR ALL DIRECTOR NOMINEES.

EXECUTIVE OFFICERS WHO ARE NOT DIRECTORS

The following information is provided for the two executive officers who not directors of the Company:

Thomas A. Procelli, 57, has served as the Executive Vice President and Chief Technology Officer of OptimumBank since its inception in October 2000 and as a director of OptimumBank since October 2010. Mr. Procelli has been in banking for 34 years and has a diverse background in operations, information systems, compliance and audit. Prior to his service with OptimumBank, he was Executive Vice President and Operations Officer for Enterprise National Bank of Palm Beach, located in Palm Beach Gardens, Florida, from March 1998 to August, 2000. Responsibilities included back office operations, information technology, and regulatory compliance. From 1997 to 1998, Mr. Procelli worked as a project manager for Fiserv - Mortgage Products Division of Fort Lauderdale, Florida and as an independent consultant for BankUnited, FSB of Coral Gables, Florida. From 1992 to 1996, Mr. Procelli served as Director of Data Processing for Suncoast Savings and Loan Association of Hollywood, Florida. In 1991, Mr. Procelli worked as a contingency planning consultant for Consolidated Bank located in Hialeah, Florida. During the ten year period of 1980 to 1990, Mr. Procelli was employed nine years with American Savings and Loan Association, FSB, of Miami, Florida, serving finally as Vice President of Corporate Development after managing several other departments, including Office Automation, Methods and Analysis, and Information Systems Auditing. In 1985, Mr. Procelli served as the Manager of the Computer Audit Assistance Group for the West Palm Beach, Florida office of the public accounting firm of Coopers & Lybrand. Prior to 1980, Mr. Procelli held auditing positions at Intercontinental Bank, Miami Beach, Florida; European American Bank, New York; and, National Westminster Bank USA, New York. Mr. Procelli received his MBA in Finance in 1979 and his BBA degree in Accounting in 1976 from Hofstra University located in Hempstead, New York.

Howard Zusman, 61, joined OptimumBank in August 2010 as Senior Vice President, Lending and Credit Administration. Mr. Zusman is a highly experienced commercial lender with 35 years’ experience in the South Florida market. He has a proven track record in generating and maintaining strong client relationships in loan and deposit production, as well as successfully managing professional and administrative staff. He previously served as Senior Vice President and Commercial Relationship Manager for CNL Bank in Miami, and held senior lending positions at Colonial Bank, NA, Union Bank of

Florida, BankAtlantic in Fort Lauderdale, Mega Bank in Miami, Eagle National Bank in Miami and American Savings in Miami. He was the senior real estate lender at both Mega Bank and Eagle National Bank responsible for all production, administration and work out of all types of real estate and commercial loans. Mr. Zusman received his B.B.A. from the University of Miami and his M.B.A. from Southern Methodist University located in Dallas, Texas where he was elected to Beta Gamma Sigma business Honor Society. He held a Florida Mortgage Broker license from 1994 to 2010, and has a Real Estate Sales Associate license and is a Notary Public, each issued by the State of Florida.

CORPORATE GOVERNANCE

Director Independence

The Board of Directors analyzed the independence of each director and determined that the following directors meet the standards of independence of applicable NASDAQ Stock Market (“NASDAQ”) listing standards: Robert Acri, Moishe Gubin, Seth Gillman and Larry Willis. In making this determination, the Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain commercial property and liability insurance.

Three of the directors are not considered independent. They are Richard L. Browdy, who is an employee and officer of the Company; Wendy Mitchler, who serves as outside counsel for the Company; and Sam Borek, who served as a consultant to the Company until July 2011.

The Board of Directors Meetings and Committees

OptimumBank Holding’s Board of Directors met 22 times during 2010. The Board of OptimumBank, which during 2010 included all members of the Board of Directors of the Company except for Robert Acri, and former directors Jack Calloway and Jerry Grace, met a total of 31 times. The independent directors met in executive session without management four times during 2010. Each of the current members of the Board of Directors attended at least 75% of the meetings of the Board and committees on which he or she served. The Company’s Board of Directors has established several standing committees, including the Audit and Compensation Committees.

Compensation Committee. The Compensation Committee currently consists of three directors: Larry Willis, Chair, Moishe Gubin and Robert Acri, all of whom are independent under the NASDAQ listing standards. The Compensation Committee reviews and recommends to the Board of Directors the compensation arrangements for executive management and non-employee directors. The Compensation Committee met three times during 2010 and operates under a written charter. A copy of the current Compensation Committee Charter can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

In 2010, no executive officer had a role in determining or recommending the amount or form of outside director compensation. The Compensation Committee does not delegate its authority to any other persons. The Compensation Committee does not use consultants to determine or recommend the amount or form of compensation arrangements. However, in 2010, the Compensation Committee retained Blanchard Chase, a compensation consultant, to provide the committee with ongoing compensation reviews and peer group analyses of executive officer compensation. The Compensation Committee also reviewed a “tally sheet” that detailed each executive officer’s historical earnings, equity awards, and benefits and perquisites.

Nominating Committee. The Company has no formal nominating committee or nominating committee charter but, rather, the four independent members of the Board, Messrs. Acri, Gubin, Gillman and Willis, perform the functions of a nominating committee. Pursuant to the Corporate Governance Guidelines adopted by the Board of Directors, the independent directors are responsible for recommending for the full Board’s selection the slate of director nominees for election. These guidelines also provide for the independent directors to evaluate new candidates and current directors, and recommend candidates to the Board to fill vacancies occurring between annual shareholder meetings. All of the director nominees of the Company set forth in the Proposal entitled “Election of Directors and Management Information” were recommended by a majority of the independent directors of the Company. The independent directors in their capacity as the nominating committee held two meetings during 2010. The Board of Directors believes it is appropriate for the Company’ s independent directors, and not a separate nominating committee, to recommend nominees and evaluate candidates due to its belief that all directors should participate in the nomination process. A copy of our current Corporate Governance Guidelines can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

The Board initially looks to nominating its existing directors for re-election to the Board as appropriate or to other Director nominees proposed, as appropriate, by the directors, and in doing so considers each director’s independence, if required, share ownership, skills, performance and attendance at a minimum of 75% of the Board and respective committee meetings. In evaluating any candidates for potential director nomination, the Board of Directors, and specifically the independent directors, will consider candidates that are independent, if required, who possess personal and professional integrity, have good business judgment, relevant experience and skills, including financial, real estate and/or legal expertise, who would be effective as a Director in conjunction with the full Board, who would commit to attend Board and committee meetings, and whose interests are aligned with the long-term interests of the Company’s shareholders.

Shareholders have previously elected each of the directors submitted at the 2011 annual meeting, except for Moishe Gubin and Seth Gillman. Nominee Moishe Gubin was recommended by a non-management director and security holder. Nominee Seth Gillman was recommended by a non-management director.

The Board, including its independent directors, will consider director candidates recommended by shareholders, provided the recommendation is in writing and delivered to the President of the Company at the principal executive offices of the Company not later than January 28, 2012. The nomination and notification must contain the nominee’s name, address, principal occupation, total number of shares owned, consent to serve as a director, and all information relating to the nominee and the nominating shareholder as would be required to be disclosed in solicitation of proxies for the election of such nominee as a director pursuant to the SEC’s proxy rules. It is the general policy of the Company to re-nominate qualified incumbent directors, and that, absent special circumstances, the Board will not consider other candidates when a qualified incumbent consents to stand for re-election.

Audit Committee. The Audit Committee of the Board of Directors is responsible for the oversight of the Company’s financial and accounting reporting processes and the audits of the Company’s financial statements. The Audit Committee is currently composed of three non-employee directors and operates under a written charter adopted and approved by the Board of Directors. Moishe Gubin, Chair, Larry Willis and Robert Acri make up the Board’s Audit Committee. A copy of the current Audit Committee Charter can be viewed on our Web site at www.optimumbank.com/corpgovernance.html.

The Board has determined that each member of the Audit Committee is financially literate and independent in accordance with the more stringent NASDAQ listing standards applicable to audit committee members. The Board considered that Mr. Willis is an executive officer of an insurance agency which is used by the Company to obtain commercial property and liability insurance. The Board determined that such payments are not indirect compensatory fees to Mr. Willis, and Mr. Willis is therefore independent under the standards applicable to audit committee members. The Board also has determined that Moishe Gubin is an “audit committee financial expert” as defined by SEC rules. The Audit Committee met 16 times during 2010. A Report from the Audit Committee is included on page 8.

Attendance by Directors at Annual Shareholders’ Meetings. The Company expects its directors to attend the Annual Meeting. All of the directors attended last year’s Annual Meeting.

Shareholder Communications with the Board of Directors. The Board of Directors has adopted a formal process by which shareholders may communicate with the Board. Shareholders who wish to communicate with the Board may do so by sending written communications addressed to: Board of Directors, OptimumBank Holdings, Inc. at 2477 East Commercial Boulevard,

Fort Lauderdale, Florida 33308, attention: Richard L. Browdy, President. All communications will be compiled by the President and submitted to the members of the Board. Concerns about accounting or auditing matters or possible violations of our Senior Financial Officer Code of Ethics should be reported under the procedures outlined in our Whistleblower Policy. Our Whistleblower Policy is available on our Web site at www.optimumbank.com/corpgovernance.html.

DIRECTOR COMPENSATON

Each non-executive director receives compensation for serving on the Board of Directors and committees of the Board as follows:

•

A fee of $500 for each Company regularly scheduled monthly meeting attended. Since the Boards of the Company and the Bank generally meet on the same day for their regularly scheduled monthly meetings, no meeting fees are paid for attendance by Bank directors at Bank board meetings. No meeting fees are paid for attendance at special Board or Board committee meetings. Effective July 1, 2011, directors Moishe Gubin, Wendy Mitchler and Sam Borek, and effective November 1, 2011, director Seth Gillman, respectively, have each agreed to waive their director fees as part of the Company’s efforts to reduce operating expenses.

DIRECTOR COMPENSATION TABLE FOR 2010

Name	Cash Awards ($)	All Other Compensation		Option Awards ($)(1)	Total ($)
Sam Borek	6,000	168,000	(2)	—	174,000
Wendy Mitchler	6,000			—	6,000
Larry Willis	6,000			—	6,000
Robert Acri	1,500			—	1,500
H. David Krinsky	3,000			—	3,000
Irving Cohen	1,500			—	1,500
Jerry Grace	1,500			—	1,500
Jack Calloway	1,500			—	1,500

(1)	No option awards were made to the directors in 2010. The table below shows the aggregate number of shares underlying outstanding stock options held by the named directors at December 31, 2010.

Sam Borek	7,596
Wendy Mitchler	4,557
Larry Willis	7,596
Robert Acri	0
H. David Krinsky (3)	0
Irving Cohen (3)	0
Jerry Grace (4)	0
Jack Calloway (4)	0

The options have a 10-year term. The exercise price is 100 percent of the fair market value on the date of grant. All these outstanding nonqualified options are fully exercisable.

(2)	Represents consulting fees paid to Mr. Borek during 2010 for assuming additional responsibilities after Mr. Finch’s retirement. The Company continued to pay consulting fees to Mr. Borek during the first seven months of 2011 in the amount of $14,000 per month through June 2011, and $7,000 for the month of July 2011.
(3)	Individual resigned as a director in 2010; outstanding options expired prior to December 31, 2010.
(4)	Individual resigned as a director in 2011.

Mr. Browdy, the company’s President, Chief Operating Officer and Chief Financial Officer receives no compensation for serving as a director.

EXECUTIVE OFFICER COMPENSATION

The following table shows the compensation paid by the Company for 2009 and 2010 to its two executive officers whose total compensation exceeded $100,000 (the “Named Executive Officers”).

SUMMARY COMPENSATION TABLE FOR 2009 AND 2010

Name and Principal Position	Year	Salary ($)		Bonus ($)	All Other Compensation($)(1)		Total Compensation ($)
Richard L. Browdy	2010	212,950	(2)	0	27,191	(3)	240,141
President and Chief	2009	236,900		0	52,946	(3)(4)	289,846
Financial Officer

Thomas A. Procelli	2010	144,200		0	19,123		148,526
Executive Vice President,	2009	144,200		0	19,123	(4)(5)	163,323
OptimumBank

(1)	Amounts included in this column include simple IRA plan matching contributions made by Company to executives’ accounts as follows: for Mr. Browdy, $6,589 in 2010 and $7,107 in 2009; and for Mr. Procelli, $4,326 in 2010 and $4,326 in 2009. The Company matches the first 3% of the salary contributed by each Company employee to the plan each year.
(2)	Mr. Browdy’s annual base salary was reduced by approximately 20% in June 2010, to $189,000.
(3)	Includes reimbursement of life insurance premiums of $3,140 each year, $17,462 and $24,627 for the employee’s personal use of a company-owned automobile in 2010 and 2009, respectively, and health club membership dues in 2009.
(4)	Includes payments of $17,202 for Mr. Browdy and $13,498 for Mr. Procelli under the executive medical reimbursement plan.
(5)	Includes health club membership dues.

Stock Options. No stock options were granted to any of the executive officers in 2010. The Company’s Stock Option Plan terminated in October 2010. The following table sets forth certain information about the stock options held by the Company’s Named Executive Officers at December 31, 2010.

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2010

		Option Awards
		Number of Securities Underlying Unexercised Options at 12/31/10	Number of Securities Underlying Unexercised Options at 12/31/10
Name	Grant Date	(#) Exercisable	(#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Richard L. Browdy	2/27/01	7,597	0	18.16	2/26/11
	10/31/02	3,798	0	24.48	10/30/12
	6/30/04	7,597	0	36.28	6/29/14
	12/29/05	6,077	0	36.28	12/28/15

Thomas A. Procelli	2/27/01	3,039	0	18.16	2/26/11
	10/31/02	1,519	0	24.48	10/30/12
	6/30/04	1,519	0	36.28	6/29/14
	12/29/05	1,519	0	36.28	12/28/15

AUDIT COMMITTEE REPORT

The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended December 31, 2010 with the Company’s management and has discussed with the independent auditors, Hacker, Johnson & Smith PA, the matters required to be discussed by Statement on Auditing Standards Board Standard No. 61, as amended, “Communication with Audit Committees,” as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T. In addition, Hacker, Johnson & Smith PA has provided the Audit Committee with the written disclosures and the letter required by applicable requirements of the PCAOB regarding the independent auditor’s communications with the audit committee concerning independence, and the Audit Committee has discussed with Hacker, Johnson & Smith PA, the independent auditor’s independence.

Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and selected Hacker, Johnson & Smith PA as the Company’s independent auditor for 2011.

AUDIT COMMITTEE

Moishe Gubin, Chair

Larry Willis

Robert Acri

INDEPENDENT ACCOUNTANTS

Audit and Tax Fees. Hacker, Johnson & Smith PA (“Hacker Johnson”), the Company’s independent registered public accounting firm, audited the Company’s consolidated financial statements for the fiscal year ended December 31, 2010.

The following table is a summary of the fees billed to the Company by Hacker, Johnson & Smith PA for professional services rendered for the years ended December 31, 2010 and 2009:

Fee Category	2010 Fees	2009 Fees
Audit Fees	$57,500	$69,900
Tax Fees	$7,000	$6,500

Total Fees	$64,500	$75,400

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by Hacker, Johnson & Smith, PA in connection with statutory and regulatory filings or engagements.

Tax Fees. Consists of fees billed for professional services for tax compliance, tax advice and tax planning. These services include assistance regarding federal and state tax compliance.

Pre-approved Services. Consistent with SEC rules regarding auditor independence, the Company’s Audit Committee Charter requires the Audit Committee to pre-approve all audit services and non-audit services permitted by law and Audit Committee policy (including the fees and terms of such services) to be performed for the Company by the independent auditors, subject to the “de minimis” exceptions for non-audit services described in SEC rules that are approved by the Audit Committee prior to the completion of the audit. The Audit Committee may delegate pre-approval authority to a member of the committee. The decisions of any committee member to whom pre-approval is delegated must be presented to the Audit Committee at its next scheduled meeting.

A representative from Hacker, Johnson & Smith PA, independent public auditors for the Company for 2010 and the current year, is expected to be present at the annual meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions.

PROPOSAL 2

APPROVAL OF ISSUANCE AND SALE OF COMMON STOCK TO MOISHE GUBIN

The following discussion of the Gubin transaction is qualified by reference to the Amended and Restated Stock Purchase Agreement filed as Addendum B hereto.

Summary of the Gubin Transaction

On December 2, 2011, the Company and Moishe Gubin entered into an amended and restated stock purchase agreement which provides for the issuance and sale of 6,750,000 shares of Company common stock, $.01 par value, to Mr. Gubin at a price of $.40 per share (the “Stock Purchase Agreement”). Mr Gubin currently serves as a director of the Company and the Bank.

The closing of the transactions contemplated by the Stock Purchase Agreement (the “Gubin Transaction”) is subject to certain conditions, including approval of the transaction by the shareholders of the Company, the Federal Reserve Board and the State of Florida Office of Financial Regulation.

If these conditions are fulfilled, the Company would receive proceeds from the transaction of $2,700,000. The agreement terminates if the conditions are not fulfilled and the closing does not occur by June 30, 2012.

The Company will also grant Mr. Gubin certain registration rights in connection with the purchase of the shares pursuant to the terms of a registration rights agreement to be entered into at the closing. Substantially all the proceeds from the Gubin Transaction will be utilized by the Company to increase the capital of the Bank.

Upon consummation of the transaction contemplated by the Stock Purchase Agreement, it is expected that Gubin would beneficially own approximately 8,550,000 shares of the Company’s common stock, or 29.9% of the total outstanding shares.

Why We Are Seeking Shareholder Approval

The issuance of shares in the Gubin Transaction is being submitted to the shareholders at the annual meeting to comply with the shareholder approval requirements of NASDAQ Rule 5635.

Under NASDAQ Rule 5635(b), companies that have securities listed on NASDAQ must obtain shareholder approval prior to the issuance of common stock when the issuance or potential issuance would result in a “change of control” as defined by NASDAQ (the “Change of Control Rule”). NASDAQ generally characterizes a transaction whereby an investor or group of investors acquires, or obtains the right to acquire, 20% or more of the voting power of an issuer on a post-transaction basis as a “change of control” for purposes of Rule 5635(b).

The Company’s Board of Directors has submitted this Proposal No. 2 to the Company’s shareholders for approval because the Change of Control Rule will apply to issuance of the Company’s common stock in the Gubin Transaction.

As of November 23, 2011, the Company had issued and outstanding 22,131,108 shares of common stock. Upon the issuance of 6,750,000 shares of Company common stock to Gubin, and assuming no other issuance of shares of Company common stock, Gubin would own 29.9% of the Company’s shares resulting in a change of control for purposes of NASDAQ’s Change of Control Rule.

Mr. Gubin is a director of the Company and the Bank.

The approval sought under this Proposal 2 will be effective to satisfy the shareholder approval required by the Change of Control Rule. Under the NASDAQ Rule 5635, the minimum vote which will constitute shareholder approval of this Proposal 2 for the purposes of the Change of Control Rule is a majority of the total votes cast on the proposal in person or by proxy at the special meeting.

Background and Reasons for the Transaction with Gubin

The principal reason for the issuance of shares under the Stock Purchase Agreement is to increase the capital of OptimumBank in order to meet its regulatory requirements.

Starting in 2008 and continuing into 2011, the Bank experienced a substantial increase in the level of its non-performing loans, with associated credit losses, as a result of the nationwide economic recession and the related collapse in real estate values in south Florida. The Company sustained net losses of $11.5 million in 2009, $8.5 million in 2010, and $3.7 million during the nine months ended September 30, 2011. These net losses have significantly reduced the stockholders’ equity and the regulatory capital ratios for the Company and the Bank.

As a result of the losses incurred by the Bank and related operating issues, on April 16, 2010, the Bank consented to the issuance of an order (the “Consent Order”) by the Federal Deposit Insurance Corporation (the “FDIC”) and the State of Florida Office of Financial Regulation. On June 22, 2010, the Company entered into a written agreement with the Board of Governors of the Federal Reserve System (the “Federal Reserve Board”).

The Consent Order requires, among other things, that the Bank to achieve and maintain a tier 1 leverage capital ratio of at least 8.0% of the Bank’s total average assets and a total risk-based capital ratio of at least 12.0% of its total risk-weighted assets by July 14, 2010. At September 30, 2011, the Bank’s tier 1 leverage and total risk-based capital ratios were 2.5% and 4.8%, respectively, which was significantly below the required amounts. At September 30, 2011, the Bank would have needed approximately $9.3 million in additional regulatory capital to meet the capital requirements of the Consent Order.

In order to address its declining capital levels and increased capital requirements, in July 2011, the Company commenced an offering of 37.5 million shares of Company common stock in a private placement (the “Private Placement”). The Private Placement approved by the Company’s shareholders at a special meeting held on September 28, 2011.

The terms of the Private Placement initially required the Company to raise a minimum of $10,000,000 in the offering. In October, 2011, the Bank reduced the minimum gross proceeds to $8 million. On October 27, 2011, the Company completed the Private Placement. The Company sold a total of 20,639,250 shares at $0.40 per share, and received proceeds of approximately $8.3 million.

Mr. Gubin purchased 1,800,000 shares in the Private Placement but was unable to purchase additional shares without obtaining regulatory approval. In response to this limitation, the Company and Mr. Gubin entered into the original Stock Purchase Agreement to sell to Moishe Gubin, pursuant to which Mr. Gubin agreed to purchase 6,750,000 shares of common shares at a price of $.0.40, or a total of $2,700,000.

On December 2, 2011, the Company and Gubin entered into amended and restated the original Stock Purchase Agreement in order to extend the outside closing date to June 30, 2012. This change was made in order to permit Mr. Gubin sufficient time to obtain the required regulatory approvals.

Reason for the Gubin Transaction

The Company is seeking to complete the Gubin Transaction in order for the Bank to have sufficient capital to meet the capital requirements of the Consent Order and to increase its lending and investment portfolio.

If the $8.3 million in proceeds of the Private Placement had been contributed to the Bank as of September 30, 2011, the Bank’s tier 1 leverage and total risk-based capital ratios (on a pro forma basis) would have been 7.4% and 11.3%, respectively. This amount would have been insufficient to meet the capital requirements of the Consent Order.

If the $2.7 million proceeds of the Gubin Transaction were also contributed to the Bank as of September 30, 3011, the Bank’s tier 1 leverage and total risk-based capital ratios (on a pro forma basis) would have improved to 9.0% and 13.5%, respectively.

The actual improvement in the capital ratios after the Gubin Transaction is completed will depend on the closing date of the Gubin Transaction; the level of the Bank’s assets and liabilities at that time; the amount of the Bank’s losses between September 30, 2011 and the date of the closing; and the amount of any additional capital from other sources.

The additional $2,700,000 in capital from Mr. Gubin, when combined with the $8.3 million from the private placement, however, is expected to provide the Company and the Bank with the opportunity to implement additional actions to improve the capital and profitability of the Bank, such as reducing problem loans and the related expenses, resuming lending activities, raising additional capital and modifying the Bank’s business plan.

The Board of Directors therefore believes that it is crucial for the Company to complete the Gubin Transaction.

Transaction Documents

Stock Purchase Agreement. The consummation of the Gubin transaction is subject to the fulfillment of a number of conditions, including:

•	Gubin obtaining the requisite regulatory approval of the Federal Reserve Board and the State of Florida Office of Financial Regulation; and

•	The Company obtaining shareholder approval of the Gubin Transaction.

The Stock Purchase Agreement may be terminated by the Company or Gubin if the closing does not occur by June 30, 2012, but not by either party whose failure to perform any obligations under the agreement required to be performed on or prior to such date has been the cause of, or results in, the failure of the transaction to close on or before such date. The Stock Purchase Agreement contains customary representation and warranties.

Registration Rights Agreement. Under the terms of the Stock Purchase Agreement, the Company has agreed to provide Gubin with certain limited registration rights. The Company has agreed to file a registration statement on Form S-3 as soon as practicable after the closing with respect to the shares sold to Mr. Gubin, and to use reasonable best efforts to make such registration statement become effective. The Company is required to maintain this registration statement continuously in effect until all such shares have been sold or become eligible for sale without restrictions under Rule 144 promulgated under the Securities Act of 1933, as amended. The registration rights are subject to the right of the Company to delay registration to avoid disclosure of material nonpublic information. The holder of registrable securities must comply with certain standard provisions facilitating the filing and effectiveness of the registration statement as well.

Purchase Price of the Gubin Transaction

In approving the terms of the Stock Purchase Agreement, the Board considered the fairness, from a financial point of view, of the price of $0.40 per share. The Board determined that the price was fair in light of the following factors:

•	The Company’s recently completed private placement of 20,639,250 shares at a price of $.40 per share.

•	The book value of the Company’s common stock at September 30, 2011, which was negative ($2.05) per share.

•	The Company’s losses since September 30, 2011.

•	The Company’s unsuccessful prior efforts to raise capital at a higher price per share.

•	The Company’s need to raise capital to allow the Bank to meet the requirements of the Consent Order and operate profitably.

The Board did not engage any third parties to assist the Board in its determination of the offering price due to the Company’s limited resources.

Vote Required and Recommendation of Board of Directors

Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal 2 exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF APPROVAL OF ISSUANCE AND SALE TO MR. GUBIN OF 6,750,000 SHARES OF THE COMPANY’S COMMON STOCK

PROPOSAL THREE

APPROVAL OF THE COMPANY’S 2011 EQUITY INCENTIVE PLAN

On December 1, 2011, our Board of Directors approved the 2011 Equity Incentive Plan for directors and employees, subject to shareholder approval. The plan will allow us to provide equity compensation to employees and directors, under a shareholder-approved plan, in order to enable us to attract and retain qualified persons to serve as directors and employees.

The plan contains a number of provisions that the Board of Directors believes are consistent with the interests of shareholders and sound corporate governance practices. These include:

•	Limitation on Shares Issued for Awards. Only 2,200,000 shares, or less than 10% of the outstanding shares, may be issued under the plan through the 2021 expiration of the plan.

•	No Discount Stock Options. Stock options may not be granted or awarded with an exercise price of less than the market value of our common stock on the date of the grant or award.

•

No Repricings. The repricing of stock options is prohibited without the approval of shareholders. This provision applies to both direct repricings - lowering the exercise price of a stock option or cancelling such award and replacing it with a lower-priced award - and indirect repricings - cancelling an outstanding stock option and granting a replacement full-value award.

Summary of the Plan

The principal features of the plan are summarized below. The summary does not contain all information that may be important to you. The complete text of the plan is set forth at Appendix B to this proxy statement.

Plan Administration. The plan is administered by our Board of Directors, a majority of whom meet the NASDAQ standard for director independence, and/or our Board’s Compensation Committee, which consists of at least two members of the Board, each of whom meets the NASD standard for director independence. The Board through its Compensation Committee, has the sole authority, among other things, to:

•	Select participants and grant awards,

•	Determine the number of shares to be subject to the types of awards,

•	Determine the terms and conditions upon which awards will be granted under the plan, including the vesting requirements of awards,

•	Prescribe the form and terms of award agreements,

•	Establish procedures and regulations for the administration of the plan,

•	Interpret the plan, and

•	Make all determinations necessary or advisable for administration of the plan.

Eligibility. The directors and employees of the Company and its subsidiaries are eligible to participate in the plan.

Awards. The plan provides for the grant of incentive and non-statutory options, bonus shares, restricted shares, and performance shares, as such terms are defined in the plan.

Shares Subject to the Plan. The plan authorizes the issuance of up to 2,200,000 shares of the Company common stock. If any shares are subject to an award under the plan that is forfeited, cancelled, expires, lapses or otherwise terminates without the issuance of such shares, those shares will again be available for grant under the plan. Likewise, shares that are tendered to the Company by a participant as full or partial payment of the exercise price of any stock option granted under the plan or in payment of any withholding tax incurred in connection with any award under the plan will be available for issuance under the plan. The shares issued under the plan may consist, in whole or in part, of authorized but unissued shares or treasury shares.

Adjustments. In the event of a merger or consolidation (in each case where the shares of the Company are converted into stock and/or cash of another entity), or any corporate structure affecting Company common stock, adjustments and other substitutions will be made to the plan, including adjustments in the maximum number of shares subject to the plan and other numerical limitations. Adjustments will also be made to awards under the plan as the Board in its sole discretion deems equitable or appropriate.

Options. Incentive and non-statutory options to purchase shares of Company common stock may be granted under the plan, either alone or in addition to other awards and for no consideration or for such consideration as the Board and/or Compensation Committee may determine or as may be required by applicable law. The price at which a share may be purchased under an option may not be less than the market value of a share on the date the option is granted. Market value means the last reported sale price of Company common stock reported on the Nasdaq Capital Market on the relevant date of determination. The plan permits the Board and/or Compensation Committee to establish the term of each option, but its term may not exceed ten years. Options may be exercised for whole shares only. If an option would otherwise be exercisable for fractional shares, the option is rounded down to the nearest whole share amount. Options may vest and become fully exercisable in the event a change in control occurs as described below. The plan contains various provisions governing the participant’s right to exercise an option upon the termination of the participant’s employment with the Company.

Restricted Stock. Restricted stock awards may be issued to participants for no cash consideration, or for such minimum consideration as may be required by applicable law, either alone or in addition to other awards granted under the plan. Restricted stock vests and becomes fully exercisable as determined by the Board. Restricted stock vests and becomes fully exercisable in the event: (i) a change in control occurs, as described below, and service is terminated within 12 months thereafter; or (ii) of the death or disability of the participant. If a participant’s service with the Company is terminated, the participant will forfeit any unvested restricted stock (except in certain cases following a change in control).

Performance Share Awards. Other awards of Company common stock that are valued in whole or in part by reference to, or are otherwise based on, Company common stock or the attainment by the Company of certain performance goals, may be granted to participants, either alone or in addition to other awards. Stock awards are paid in shares of Company common stock. Shares granted as stock awards may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. At the time the performance goals established have been attained or otherwise satisfied within the performance cycle, the payment of the performance shares in the name of the participant will be made at the end of the performance cycle.

Bonus Shares and Awards in Lieu of Obligations. Bonus share awards may be issued to participants as a bonus or in consideration for past services actually rendered for the Company, or in lieu of obligations of the Company to pay cash or deliver other property under the plan or under other plans or compensation arrangements. The bonus shares can be awarded under terms and agreements that are determined by the Compensation Committee and/or the Board.

Change in Control. Unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, in the event of a change in control of the Company, all outstanding stock options will become fully vested. If a participant’s service with the Company is involuntarily terminated at any time within twelve months after a change in control, and unless otherwise determined by the Board and/or Compensation Committee at the time of the grant of an award, any restricted period with respect to restricted shares will lapse and all such shares will become fully vested.

A “change in control” means, with certain exceptions: (i) an acquisition of beneficial ownership of 50% or more of the outstanding common stock; (ii) a merger in which The Company is not the surviving entity, or a sale by the Company or the Bank of all or substantially all of its assets; or (iii) the acquisition by any person or group by means of a merger, consolidation or purchase of 80% or more of its outstanding shares.

Effective Date, Term, Amendment and, Termination. If approved by shareholders, the plan will become effective as of the date of such approval and will remain in effect until the earlier of (a) the date that no additional shares are available for issuance, (b) the date the plan is terminated by the Board of Directors in accordance with its terms or (c) the tenth anniversary of such shareholder approval. Termination will not affect grants and awards then outstanding under the plan. The Board of Directors may terminate or amend the plan at any time without shareholder approval, unless such approval is necessary to comply with the Securities Exchange Act of 1934, the Internal Revenue Code, NASD rules, or other applicable law. No termination, amendment or modification of the plan may in any manner affect any award previously granted under the plan without the consent of the participant to whom the award was granted or the transferee of the award.

Restriction on Transfer. Awards granted under the plan are generally non-transferable, except by will or the laws of descent and distribution. The Board may permit participants to transfer awards (other than stock options) to members of their immediate family, to one or more trusts solely for the benefit of such immediate family members, and to partnerships into which such family members or trusts are the only trusts.

Other Provisions. The Board may establish procedures providing for the delivery of shares of Company common stock, in satisfaction of withholding tax obligations.

Federal Income Tax Consequences. Under present law, the following are the U.S. federal income tax consequences generally arising with respect to stock options, restricted stock, bonus shares and performance share awards:

Upon exercising a non-statutory option, a participant must recognize ordinary compensation income equal to the difference between the fair market value of the shares on the date of exercise and the exercise price. The Company will be entitled to a deduction for the same amount. Upon sale of such shares by the optionee, any difference between the sales price and fair market value on the date of exercise will be treated as a long-term capital gain (loss) if the stock has been held for at least 12 months.

For an incentive stock option, the optionee generally will recognize no taxable income upon grant or exercise of the option. If the acquired stock is held for at least two years from date of grant and one year from date of exercise, any gain or loss realized upon disposition of the shares will be treated as long-term capital gain (loss). If the acquired stock is sold prior to the satisfaction of these holding period requirements, the difference between the option price and the fair market value of the shares on the date of exercise will be treated as ordinary compensation income. The Company will be entitled to a deduction for the same amount. If compensation is recognized and the stock is sold, any difference between fair market value on date of exercise and the sales price will be recognized as either short or long term capital gain or loss, depending upon the amount of time the acquired stock was held. For alternative minimum tax purposes, the exercise of an incentive stock option will create an adjustment item in the year of exercise equal to the difference between the option price and fair market value on date of exercise. This adjustment item will create an adjusted tax basis for alternative minimum tax purposes different from regular tax purposes in the stock equal to the fair market value on date of exercise.

Recipients of restricted stock awards will recognize ordinary income in an amount equal to the fair market value of the shares of Company common stock granted to them at the time that the shares vest and become transferable. A recipient of a restricted stock award may, however, elect to accelerate the recognition of income with respect to his or her grant to the time when shares of common stock are first transferred to him or her, notwithstanding the vesting schedule of such awards. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by recipients of restricted stock awards in the year in which such amounts are included in income.

Performance share and bonus share awards result in the recognition of ordinary income in an amount equal to the fair market value of shares of Company common stock paid to participants. The Company will be entitled to deduct as a compensation expense for tax purposes the same amounts recognized as income by plan participants. The Internal Revenue Code generally limits the deduction for certain compensation in excess of $1.0 million per year paid by a publicly-traded corporation to its covered executives. Certain types of compensation, including compensation based on performance goals, are excluded from the $1.0 million deduction limitation. In order for compensation to qualify for this exception: (i) it must be paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the performance goal must be established by a compensation committee consisting solely of two or more outside directors; (iii) the material terms under which the compensation is to be paid, including performance goals, must be disclosed to and approved by shareholders in a separate vote prior to payment; and (iv) prior to payment, the compensation committee must certify that the performance goals and any other material terms were in fact satisfied.

Other Information. The Board has not made any determination as to the allocation of benefits or amounts under the plan if approved by shareholders. If the plan is not approved by shareholders, the Board of Directors will consider other alternatives for performance-based compensation. The plan is not exclusive and does not limit the authority of the Board or its Committees to grant awards or authorize any other compensation, with or without reference to shares, under any other plan or authority.

Vote Required and Recommendation of Board of Directors. Assuming the existence of a quorum, this proposal will be approved if the number of shares voted in favor of this Proposal No. 3 exceeds the number of shares voted against the proposal. As such, abstentions and broker non-votes will not affect the outcome of the vote, but will be counted for determining the existence of a quorum.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR APPROVAL OF the COMPANY’S 2011 EQUITY INCENTIVE PLAN.

PROPOSAL 4

RATIFICATION OF INDEPENDENT AUDITOR

The Audit Committee has selected Hacker, Johnson & Smith PA (“Hacker Johnson”) as the Company’s independent auditor for fiscal year 2011, and the Board asks shareholders to ratify that selection. Although current law, rules, and regulations, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and oversee the Company’s independent auditor, the Board considers the selection of the independent auditor to be an important matter of shareholder concern and is submitting the selection of Hacker Johnson for ratification by shareholders as a matter of good corporate practice.

The affirmative vote of holders of a majority of the shares of common stock cast in person or by proxy at the meeting is required to approve the ratification of the selection of Hacker Johnson as the Company’s independent auditor for the current fiscal year.

The Board of Directors unanimously recommends a vote FOR Proposal 4.

SECURITY OWNERSHIP OF CERTAIN

BENEFICIAL OWNERS AND MANAGEMENT

This following table sets forth information regarding the beneficial ownership of the common stock as of November 23, 2011, for:

•	each of our directors and executive officers;

•	all of our directors and executive officers as a group; and

•	each other person known by us to own beneficially more than 5% of our common stock.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting and investment power with respect to the securities. The persons named in the table have sole voting and investment power or have shared voting and investment power with a spouse with respect to all shares of common stock shown as beneficially owned by them, unless otherwise indicated in these footnotes.

Name and Address* of Beneficial Owners	Number of Shares Beneficially Owned		Percent of Class(1)
Directors and Executive Officers:
Sam Borek, Chairman of the Board	2,050,508	(2)	9.26%
Moishe Gubin, Director	1,800,000		8.13%
Seth Gillman, Director	750,000		3.39%
Wendy Mitchler, Director	132,395	(3)	.60%
Thomas A. Procelli, Executive Vice President and Director of OptimumBank	34,061	(4)	.15%
Larry Willis, Director	23,857	(5)	.11%
Richard L. Browdy, President, Chief Financial Officer and Director	21,819	(6)	.10%
Howard Zusman, Senior Vice President of Lending, OptimumBank	5,000		.07%
Robert Acri, Director	—		—
All directors and executive officers as a group (9) persons)	4,827,640	(7)	21.78%

Other Greater than 5% Shareholders
A & F Realty 2722 Tucker Drive, South Bend, IN 46624	2,000,000	(8)	9.04%
Michael Blisko 150 Fencl Lane, South Bend, IN 46614	2,000,000	(8)	9.04%
David Gross 6633 North Sacramento Ave, Chicago, IL 60162	2,000,000	(8)	9.04%
Joseph Schwartz 505 Marlboro Road, Wood Ridge, NJ 07075	2,000,000	(8)	9.04%
Mair Cohen 17009 Roseland Road, Cleveland, OH 44112	1,500,000	(8)	6.78%
Elly Latinik 3359 Main St., Skokie, IL 60076	1,325,000	(8)	5.99%
Michael Elkes 2851 N. Wolcott, Chicago, IL 60657	1,125,000	(8)	5.08%

*	Unless otherwise indicated, the address of each of the Company’s directors and executive officers is OptimumBank Holdings, Inc., 2477 East Commercial Boulevard, Fort Lauderdale, Florida 33308.

Notes to beneficial ownership table:

(1)	Calculated based on 22,131,108 shares of common stock outstanding as of November 28, 2011, plus options exercisable within sixty days of November 28, 2011 for the individual or the group, as applicable.

(2)	Includes 4.557 options to acquire shares of common stock, 225 shares held by wife, and 10,119 shares held by an entity controlled by reporting person.

(3)	Includes options to acquire 4,557 shares of common stock.

(4)	Includes options to acquire 4,557 shares of common stock, and 53 shares held by wife.

(5)	Includes options to acquire 4,557 shares of common stock, 31 shares held by daughter, and 17,445 shares held by an entity controlled by reporting person.

(6)	Includes options to acquire 17,472 shares of common stock, and 62 shares held by children.

(7)	Includes options to acquire 35,700 shares of common stock.

(8)	The ownership information is based solely on record owner information.

EQUITY COMPENSATION PLAN INFORMATION

We had one compensation plan under which shares of our common stock were issuable at December 31, 2010. This plan was our Stock Option Plan previously approved by our stockholders. Our Stock Option Plan terminated in October 2010. The following table sets forth information as of December 31, 2010 with respect to the number of shares of our common stock issuable pursuant to the Stock Option Plan:

	(a)	(b)	(c)
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options Warrants and Rights	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance under Equity Compensation Plans (excluding Securities Reflected in Column (a)(1)
Equity compensation plans approved by security holders	58,483	$32.22	0
Total	58,483	$32.22	0

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following are transactions since January 1, 2009, or proposed transactions in which the Company was or is a party, in which the amount involved exceeded $120,000, and in which a director, director nominee, executive officer, holder of more than 5% of our Common Stock or any member of the immediate family of any of the foregoing persons had or will have a direct or indirect material interest.

Loans to Officers, Directors and Affiliates

The Bank offers loans in the ordinary course of business to its directors and employees, including executive officers, their related interests and immediate family members. Applicable law and Bank policy require that these loans be on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and must not involve more than the normal risk of repayment or present other unfavorable features. Loans to individual employees, directors and executive officers must also comply with the Company’s lending policies and statutory lending limits, and directors with a personal interest in any loan application are excluded from the consideration of such loan application. None of the current directors or executive officers of the Company or the Bank have loans outstanding from the Company. F. David Krinsky, a former director of the Company, has two loans outstanding from the Company.

In September 2007, the Company made a commercial real estate loan in the amount of $2,925,000 (the “Deckelbaum Loan”), to Gordon Deckelbaum, a former director of the Company. The loan was made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unrelated parties, and did not involve more than the normal risk of repayment or present other unfavorable features. Mr. Deckelbaum defaulted on the loan in April 2011. The current principal balance on the Deckelbaum Loan is $2,925,000 and the annual interest rate was 7.875% from January 1, 2009 through July 2010, reduced to 4.5% from August 2010 through the date of default. The Deckelbaum Loan has been classified by the Company as a collateral dependent substandard loan.

Legal Services From Wendy Mitchler

Since 2000, the Company has retained Wendy Mitchler, Attorney at Law, as general counsel. Wendy Mitchler, a director of the Company, is the owner of the law firm of Wendy Mitchler, Attorney at Law. During the nine months ended September 30, 2011, and during 2010 and 2009, the Company paid the law firm approximately $121,610, $220,180 and $104,500, respectively, in legal fees for various legal matters. In addition, payments totaling approximately $900 in 2009 were made by borrowers to the law firm in connection with loan closings for the Bank.

Employment of Michel Vogel

Michel Vogel, who is the son-in-law of Richard Browdy, the Company’s President and director, is employed by the Bank as Vice President, Lending, and Senior Relationship Manager. He was paid approximately $103,578 and $90,640 for his services during 2010 and in 2009, respectively. In September 2010, Mr. Vogel’s annual base salary was increased to $135,000.

Consulting Services from Sam Borek

From December 2009 through June 2011, the Company paid Sam Borek, Chairman of the Board, a monthly consulting fee of $14,000 in consideration of Mr. Borek’s assumption of increased responsibilities due to the former Chief Executive Officer’s retirement in November 2009 with no other individual assuming that position. Amounts paid as consulting fees to Mr. Borek in 2011, 2010 and 2009 and were $91,000, $168,000 and $14,000, respectively. For the month of July 2011, Mr. Borek and the Company agreed to reduce his consulting fees to $7,000, and thereafter agreed to discontinue his consulting fees, as part of the Company’s efforts to reduce operating expenses. There was no written agreement between the Company and Mr. Borek regarding the amount or continuation of such fees.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires that the Company’s executive officers and directors, as well as persons who own 10% or more of a class of the Company’s equity securities, file reports of their ownership of the Company’s securities, as well as statements of changes in such ownership, with the SEC. The Company believes that all such filings required during 2010 were made on a timely basis, except for two Form 3 filings for former directors Jerry Grace and Jack Calloway, which were not made due to an administrative oversight and the departure of these individuals from the Company without any reportable shareholdings or activity, and a late Form 3 filing for director Robert Acri, which was made in December 2011 due to an administrative oversight.

SOLICITATION OF PROXIES

The Proxy accompanying this Proxy Statement is solicited by the Board of Directors of the Company. All of the costs of solicitation of proxies will be paid by the Company. We may also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable out-of-pocket expenses incurred by them in sending proxy materials to the beneficial owners of our shares of common stock. In addition to solicitations by mail, our directors, officers and employees, including those of the Bank, may solicit proxies personally, by telephone or otherwise, but will not receive any additional compensation for their services.

SHAREHOLDER PROPOSALS FOR 2011 ANNUAL MEETING

Proposals of shareholders intended to be presented at the next annual meeting of the Company expected to be held in April 2012, must be in writing and received by the President of OptimumBank Holdings, Inc. at its main offices, 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, no later than January 28, 2012. If such proposal or proposals are in compliance with applicable rules and regulations, they will be included in the Company’s proxy statement and form of proxy for that meeting.

VOTING PROCEDURES

The shares of a shareholder whose ballot on any or all proposals is marked as “abstain” will be included in the number of shares present at the Annual Meeting for the purpose of determining the presence of a quorum. If you are the beneficial owner of shares held by a broker or other custodian, you may instruct your broker how you would like your shares voted through the voting instruction form included with this Proxy Statement. If you wish to vote the shares you own beneficially at the meeting, you must first request and obtain a “legal proxy” from your broker or other custodian. If you choose not to provide instructions or a legal proxy, your shares are referred to as “uninstructed shares.” Whether your broker or custodian has the discretion to vote these shares on your behalf depends on the ballot item. The following table summarizes the vote threshold required for passage of each proposal and the effect of uninstructed shares held by brokers.

Please note that in prior years, brokers and custodians were allowed to vote uninstructed shares in uncontested director elections. Brokers and custodians can no longer vote uninstructed shares on your behalf in director elections. For your vote to be counted, you must submit your voting instruction form to your broker or custodian.

Proposal Number	Item	Votes Required for Approval	Uninstructed Shares Held by Brokers
1	Election of Directors	Plurality of shares cast	Not voted
2	Approval of Stock Purchase Transaction with Moishe Gubin	Majority of shares cast	Not voted
3	Approval of 2011 Equity Incentive Plan	Majority of shares cast	Not voted
4	Ratification of Independent Auditor	Majority of shares cast	Discretionary vote

OTHER MATTERS

Management does not know of any matters to be presented at the meeting other than those set forth above. However, if other matters come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented by the proxy in accordance with the recommendations of management on such matters, and discretionary authority to do so is included in the proxy.

HOW TO OBTAIN EXHIBITS TO FORM 10-K AND OTHER INFORMATION

A COPY OF OUR ANNUAL REPORT ON FORM 10-K, AS AMENDED, FOR THE FISCAL YEAR ENDED DECEMBER 31, 2010 IS INCLUDED WITH THIS PROXY STATEMENT. WE WILL MAIL WITHOUT CHARGE COPIES OF ANY PARTICULAR EXHIBIT TO OUR FORM 10-K UPON WRITTEN REQUEST. REQUESTS SHOULD BE SENT TO OPTIMUMBANK HOLDINGS, INC., ATTN: RICHARD L. BROWDY, PRESIDENT, 2477 EAST COMMERCIAL BOULEVARD, FORT LAUDERDALE, FL 33308. OUR PROXY STATEMENT, ANNUAL REPORTS ON FORM 10-K, QUARTERLY REPORTS ON FORM 10-Q, AND CURRENT REPORTS ON FORM 8-K, AS WELL AS ANY AMENDMENT TO THOSE REPORTS, ARE ALSO AVAILABLE FREE OF CHARGE THROUGH THE SEC’S WEBSITE, WWW.SEC.GOV.

APPENDIX A

OPTIMUMBANK HOLDINGS, INC.

Amended and Restated Stock Purchase Agreement

THIS AMENDED AND RESTATED STOCK PURCHASE AGREEMENT (this “Agreement”) is entered into as of December 1, 2011 by and between OPTIMUMBANK HOLDINGS, INC., a Florida corporation (the “Company”), and MOISHE GUBIN (the “Investor”).

RECITALS

A. The Company and the Investor have previously entered into a Stock Purchase Agreement dated as of October 25, 2011 (the “Original Purchase Agreement”), pursuant to which the Company agreed to sell to the Investor, and the Investor agreed to purchase from the Company, 6,750,000 shares (the “Shares”) of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $0.40 per Share (the “Per Share Price”).

B. The Company and the Investor have agreed to amend and restate the terms of the Original Purchase Agreement in order to provide the parties additional time in which to obtain all necessary approvals for the sale of the Shares, and to make certain other changes agreed by the parties.

C. The Board of Directors of the Company (the “Company Board”) has deemed it in the best interests of the Company and its shareholders that the Company to amend and restate the terms of the Original Purchase Agreement on the terms set forth in this Agreement.

NOW, THEREFORE, the parties hereby agree amend and restate the terms of the Original Purchase Agreement in its entirety as follows:

1.	Sale and Purchase of Shares.

Subject to the terms and conditions of this Agreement and in reliance upon the representations and warranties of the respective parties contained herein, the Company agrees to sell to the Investor, and the Investor irrevocably agrees to purchase from the Company, 6,750,000 shares of the common stock (the “Common Stock”) of the Company (the “Shares”) at the price of $0.40 per Share (the “Transaction”).

2.	Closing.

2.1	Closing.

(a) The closing of the sale to the Investor, and the purchase by the Investor, of the Shares (the “Closing”) shall occur on the second business day after the satisfaction or waiver (by the party entitled to grant such waiver) of the conditions to the Closing set forth in this Agreement (other than those conditions that by their nature are to be satisfied at the Closing, but subject to fulfillment or waiver of those conditions), at the offices of the Company located at 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, or such other date or location as agreed by the parties. The date of the Closing is referred to as the “Closing Date.”

(b) Subject to the satisfaction or waiver on the Closing Date of the applicable conditions to the Closing, at the Closing,

(i) the Company will deliver to the Investor a certificate representing the number of Shares to be issued; and

(ii) the Investor will pay e $2,700,000 for the Shares to the Company.

3.	Conditions Precedent to The Investor’s Obligations.

3.1 Conditions Precedent The Investor’s obligation to purchase the Shares is subject to the fulfillment (or waiver by the Investor), prior to or at the time of the Closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects when made and at the time of the Closing, except as affected by the consummation of the transactions contemplated by this Agreement.

(b) Performance. The Company shall have duly performed and complied in all material respects with all agreements and conditions contained in this Agreement required to be performed or complied with by it prior to or at the Closing.

(c) Approvals. The Investor shall have obtained all consents and approvals of all regulatory agencies, including the Federal Reserve Board and the Florida Office of Financial Regulation, and any other third parties required to effectuate the purchase of the Shares, each of which shall have been obtained without the imposition of any terms or conditions deemed to be unacceptable to the Investor.

4.	Conditions Precedent to the Company’s Obligations.

4.1 Conditions Precedent. The obligations of the Company to issue the Shares to the Investor will be subject to the fulfillment (or waiver by the Company) prior to or at the time of the Closing, of the following conditions:

(a) Representations and Warranties. The representations and warranties made by the Investor in this Agreement shall be true and correct when made and at the time of the Closing.

(b) Performance. The Investor shall have duly performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by the Investor prior to or at the time of the Closing.

(c) Approvals. The Investor shall have obtained all consents and approvals of all regulatory agencies, including the Federal Reserve Board and the Florida Office of Financial Regulation, and any other third parties required to effectuate the purchase of the Shares, and the Company shall have obtained all consents and approvals of its shareholders, all regulatory agencies, including the Federal Reserve Board and the Florida Office of Financial Regulation, and any other third parties required to effectuate the sale of the Shares, each of which shall have been obtained without the imposition of any terms or conditions deemed to be unacceptable to the Company.

4.2 Non-Fulfillment of Conditions. If any of the conditions specified in Section 4.1 shall not have been fulfilled by the Expiration Date, the Company shall, at the Company’s election, be relieved of all further obligations under this Agreement, without thereby waiving any other rights it may have by reason of such non-fulfillment.

5.	Representations and Warranties of the Company.

5.1 Representations and Warranties. The Company represents and warrants that:

(a) Formation and Standing. The Company is duly formed and validly existing as a corporation under the laws of the State of Florida and, subject to applicable law, has all requisite power and authority to carry on its business as now conducted.

(b) Authorization of Agreement, etc. Subject to the receipt of the approvals described in Section 4.1(c), the execution and delivery of this Agreement has been authorized by all necessary action on behalf of the Company and this Agreement is a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

(c) Compliance with Laws and Other Instruments. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby will not conflict with or result in any violation of or default under any material agreement or other instrument to which the Company is a party or by which it or any of its properties is bound, or any permit, franchise, judgment, decree, statute, order, rule or regulation applicable to the Company or its business or properties.

(d) Offer of Shares. Neither the Company nor anyone acting on its behalf has taken or will take any action that would subject the issuance and sale of the Shares to the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

5.2 Survival of Representations and Warranties. All representations and warranties made by the Company in Section 5.1 shall survive the execution and delivery of this Agreement, any investigation at any time made by the Investor or on the Investor’s behalf and the issue and sale of Shares.

6.	Representations and Warranties of the Purchaser.

6.1 Representations and Warranties. The Investor represents and warrants to the Company that each of the following statements is true and correct as of the Closing Date:

(a) Accuracy of Information. All of the information provided by the Investor pursuant to this Agreement is true, correct and complete in all respects. Any other information the Investor has provided to the Company about the Investor is correct and complete as of the date of this Agreement.

(b) Access to Information. The Investor acknowledges that he is a director of the Company and has had an opportunity to ask questions of, and receive answers from, the Company or any of its management concerning the terms and conditions of the Company, and to obtain any other information which the Investor requested with respect to the Company and the Investor’s investment in the Company.

(c) Investment Representation and Warranty. The Investor is acquiring the Shares for the Investor’s own account. The Investor hereby agrees that the Investor will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of such Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Shares) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions, and any applicable state or other securities laws.

(d) Representation of Investment Experience and Ability to Bear Risk. The Investor (i) is knowledgeable and experienced with respect to the financial, tax and business aspects of the ownership of the Shares and of the business contemplated by the Company and is capable of evaluating the risks and merits of purchasing Shares and, in making a decision to proceed with this investment, has not relied upon any representations, warranties or agreements, other than those set forth in this Agreement and the Offering Memorandum, and (ii) can bear the economic risk of an investment in the Company for an indefinite period of time, and can afford to suffer the complete loss thereof.

(e) Accredited Investor. The Investor is an accredited investor within the meaning of Rule 501(a) of Regulation D promulgated under the Securities Act by reason of the fact that the Investor is: (i) a director of the Company, and (ii) a natural person whose individual net worth exceeds $1,000,000 (excluding the Investor’s primary residence).

(f) Suitability. The Investor has evaluated the risks involved in investing in the Shares and has determined that the Shares are a suitable investment for the Investor. Specifically, the aggregate amount of the investments the Investor has in, and the Investor’s commitments to, all similar investments that are illiquid is reasonable in relation to the Investor’s net worth, both before and after the purchase of the Shares pursuant to this Agreement.

(g) Transfers and Transferability.

(i) The Investor understands and acknowledges that the Shares have not been registered under the Securities Act or any state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and state securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and such applicable state securities laws or unless an exemption from such registration is available. The Investor also understands that, except as provided in the Registration Rights Agreement between the Investor and the Company, the Company does not have any obligation or intention to register the Shares for sale under the Securities Act, any state securities laws or of supplying the information which may be necessary to enable the Investor to sell Shares; and that the Investor has no right to require the registration of the Shares under the Securities Act, any state securities laws or other applicable securities regulations.

(ii) The Investor has no contract, understanding, agreement or arrangement with any person to sell or transfer or pledge to such person or anyone else any of the Shares for which the Investor hereby subscribes (in whole or in part); and the Investor has no present plans to enter into any such contract, undertaking, agreement or arrangement.

(h) Residence. The Investor maintains the Investor’s domicile at the address shown in the signature page of this Agreement and the Investor is not merely transient or temporarily resident there.

(i) Awareness of Risks. The Investor represents and warrants that the Investor is aware that the shares involve a substantial degree of risk of loss.

(j) Power, Authority; Valid Agreement. (i) The Investor has all requisite power and authority to execute, deliver and perform the Investor’s obligations under this Agreement and to purchase the Investor’s Shares; (ii) the Investor’s execution of this Agreement has been authorized by all necessary corporate or other action on the Investor’s behalf; and (iii) this Agreement is valid, binding and enforceable against the Investor in accordance with its terms.

(k) No Conflict; No Violation. The execution and delivery of this Agreement by the Investor and the performance of the Investor’s duties and obligations hereunder and thereunder (i) do not and will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under (A) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which the Investor or any of the Investor’s affiliates is a party or by which the Investor or any of them is bound or to which the Investor’s or any of their properties are subject; (ii) do not require any authorization or approval under or pursuant to any of the foregoing; or (iii) do not violate any statute, regulation, law, order, writ, injunction or decree to which the Investor or any of the Investor’s affiliates is subject.

(l) No Default. The Investor is not (i) in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in (A) this Agreement, (B) any provision of any charter, by-laws, trust agreement, partnership agreement or other governing instrument applicable to the Investor, (C) (1) any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement or understanding, or (2) any license, permit, franchise or certificate, in either case to which the Investor or any of the Investor’s affiliates is a party or by which the Investor or any of them is bound or to which the Investor’s or any of their properties are subject, or (ii) in violation of any statute, regulation, law, order, writ, injunction, judgment or decree applicable to the Investor or any of the Investor’s affiliates.

(m) No Litigation. There is no litigation, investigation or other proceeding pending or, to the Investor’s knowledge, threatened against the Investor or any of the Investor’s affiliates which, if adversely determined, would adversely affect the Investor’s business or financial condition or the Investor’s ability to perform the Investor’s obligations under this Agreement.

(n) Consents. Except as provided in Section 4.1(c), no consent, approval or authorization of, or filing, registration or qualification with, any court or Governmental Authority on the Investor’s part is required for the execution and delivery of this Agreement by the Investor or the performance of the Investor’s obligations and duties hereunder or thereunder.

(o) Representations and Warranties by Purchaser under USA PATRIOT Act. [Purchasers should check the OFAC website at <http://www.treas.gov/ofac> before making the following representations].

(i) The Investor represents that the amounts to be contributed by the Investor to the Company were not and are not directly or indirectly derived from activities that may contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals.1 The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at <http://www.treas.gov/ofac>. In addition, the programs administered by OFAC (“OFAC Programs”) prohibit dealing with individuals or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

(ii) The Investor hereby represents and warrants that, to the best of the Investor’s knowledge: (i) the Investor; (ii) any person controlling or controlled by the Investor; (iii) if the Investor is a privately held entity, any person having a beneficial interest in the Investor; or (iv) any person for whom the Investor is acting as agent or nominee in connection with this investment is not a country, territory, individual or entity named on an OFAC list or a person or entity prohibited under the OFAC Programs.

(iii) The Investor represents and warrants that, to the best of the Investor’s knowledge, (i) the Investor; (ii) any person controlling or controlled by the Investor; (iii) if the Investor is a privately held entity, any person having a beneficial interest in the Investor; or (iv) any person for whom the Investor is acting as agent or nominee in connection with this investment is not a senior foreign political figure,2 any immediate family member3 or close associate4 of a senior foreign political figure as such terms are defined in the footnotes below.

6.2 Survival of Representations and Warranties. All representations and warranties made by the Investor in Section 6.1 of this Agreement shall survive the execution and delivery of this Agreement, as well as any investigation at any time made by or on behalf of the Company and the issue and sale of Shares.

6.3 Indemnification. The Investor hereby agrees to indemnify the Company and any affiliates and to hold each of them harmless from and against any loss, damage, liability, cost or expense, including reasonable attorney’s fees (collectively, a “Loss”) due to or arising out of a breach or representation, warranty or agreement by the Investor, whether contained in this Agreement or any other document provided by the Investor to the Company in connection with the Investor’s investment in the Shares. The Investor hereby agrees to indemnify the Company and any affiliates and to hold them harmless against all Loss arising out of the sale or distribution of the Shares by the Investor in violation of the Securities Act or other applicable law or any misrepresentation or breach by the Investor with respect to the matters set forth in this Agreement. In addition, the Investor agrees to indemnify the Company and any affiliates and to hold such Persons harmless from and against, any and all Loss, to which they may be put or which they may reasonably incur or sustain by reason of or in connection with any misrepresentation made by the Investor with respect to the matters about which representations and warranties

[1]	These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.
[2]

A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a senior official of a major non-U.S. political party, or a senior executive of a non-U.S. government-owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

[3]	“Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.
[4]

A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial U.S. and non-U.S. financial transactions on behalf of the senior foreign political figure.

are required by the terms of this Agreement, or any breach of any such warranty or any failure to fulfill any covenants or agreements set forth herein. Notwithstanding any provision of this Agreement, the Investor does not waive any right granted to the Investor under any applicable state securities law.

7.	Filings; Other Actions.

(a) The Investor, on the one hand, and the Company, on the other hand, will cooperate and consult with the other and use reasonable best efforts to prepare and file all necessary documentation, to effect all necessary applications, notices, petitions, filings and other documents, and to obtain all necessary permits, consents, orders, approvals and authorizations of, or any exemption by, all third parties and Governmental Entities, and the expiration or termination of any applicable waiting period, necessary or advisable to consummate the Transaction contemplated by this Agreement, and to perform the covenants contemplated by this Agreement.

(b) Each party shall execute and deliver both before and after the Closing such further certificates, agreements and other documents and take such other actions as the other parties may reasonably request to consummate or implement such Transaction or to evidence such events or matters. In particular, the Investor will use the Investor’s reasonable best efforts to promptly obtain or submit, and the Company will cooperate as may reasonably be requested by the Investor to help the Investor promptly obtain or submit, as the case may be, as promptly as practicable, the approvals and authorizations of, filings with, the Federal Reserve Board and the Florida Office of Financial Regulation, all notices to and, to the extent required by applicable law or regulation, consents, approvals or exemptions from any other regulatory authorities, for the Transaction contemplated by this Agreement.

(c) The Investor and the Company will have the right to review in advance, and to the extent practicable each will consult with the other, in each case subject to applicable laws relating to the exchange of information, all the information relating to such other party, and any of their respective Affiliates, which appears in any filing made with, or written materials submitted to, any third party or any Governmental Entity in connection with the Transaction to which it will be party contemplated by this Agreement. In exercising the foregoing right, each of the parties agrees to act reasonably and as promptly as practicable.

(d) Each party agrees to keep the other party apprised of the status of matters referred to in this Section 9. The Investor shall promptly furnish the Company, and the Company shall promptly furnish the Investor, to the extent permitted by applicable law, with copies of written communications received by it or its subsidiaries from, or delivered by any of the foregoing to, any governmental entity in respect of the Transaction contemplated by this Agreement.

8.	Certain Agreements and Acknowledgments of the Purchaser.

8.1 Agreements. The Investor understand, agree and acknowledge that:

(a) No Recommendation. No foreign, federal, or state authority has made a finding or determination as to the fairness for investment of the Shares and no foreign, federal or state authority has recommended or endorsed or will recommend or endorse this offering.

(b) No Disposition. The Investor will not, directly or indirectly, assign, transfer, offer, sell, pledge, hypothecate or otherwise dispose of all or any part of the Shares (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of all or any part of the Shares) except in accordance with the registration provisions of the Securities Act or an exemption from such registration provisions and any applicable state or other securities laws.

(c) Update Information. If there should be any change in the information provided by the Investor to the Company (whether pursuant to this Agreement or otherwise) prior to the Investor’s purchase of the Shares, the Investor will immediately furnish such revised or corrected information to the Company.

9. Registration Rights. After the Closing, the Company shall provide the Investor with the registration rights set forth in Exhibit A to this Agreement.

10.	Termination.

10.1 Termination. Notwithstanding anything contained in this Agreement to the contrary, this Agreement may be terminated and the Transaction contemplated hereby may be abandoned prior to the Closing:

(a) by mutual written consent of the Investor and the Company; or

(b) by any party hereto, if the Closing shall not have occurred by June 30, 2012, provided, that the right to terminate this Agreement pursuant to this Section shall not be available to any party whose failure to perform any of its obligations under this Agreement required to be performed by it at or prior to such date has been the cause of, or resulted in, the failure of the Transaction to have become effective on or before such date.

10.2 Effect of Termination. In the event of termination of this Agreement pursuant to Section 10.1, this Agreement shall terminate, without any liability on the part of any party or its shareholders, partners, members, affiliates, directors, officers or agents); provided that no party shall be relieved or released from any liability or damages arising from any fraud or intentional breach of this Agreement.

11.	General Contractual Matters.

11.1 Amendments and Waivers. This Agreement may be amended and the observance of any provision hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only with the written consent of the Investor and the Company.

11.2 Assignment. The Investor agrees that neither this Agreement nor any rights which may accrue to the Investor hereunder may be transferred or assigned.

11.3 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given to any party when delivered by hand, when delivered by telecopier, or when mailed, first-class postage prepaid, (a) if to the Investor, to the Investor at the address or telecopy number at 150 Fencl Lane, Hillside, IL 60162, or to such other address or telecopy number as the Investor shall have furnished to the Company in writing, and (b) if to the Company, to 2477 East Commercial Boulevard, Fort Lauderdale, FL 33308, or to such other address or addresses, as the Company shall have furnished to the Investor in writing, provided that any notice to the Company shall be effective only if and when received by the Company.

11.4 GOVERNING LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF FLORIDA WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS (EXCEPT INSOFAR AS AFFECTED BY THE SECURITIES OR “BLUE SKY” LAWS OF THE STATE OR SIMILAR JURISDICTION IN WHICH THE OFFERING DESCRIBED HEREIN HAS BEEN MADE TO YOU).

11.5 Arbitration. Any dispute or controversy arising out of or in relation to this Stock Purchase Agreement shall be determined by binding arbitration in Ft. Lauderdale, Florida, in accordance with the commercial rules of the American Arbitration Association then in effect, and judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction. The expenses of the arbitration shall be borne equally by the parties to the arbitration, provided that each party shall pay for and bear the cost of its own experts, evidence, legal counsel and travel expense.

11.6 Descriptive Headings. The descriptive headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provision of this Agreement.

11.7 Entire Agreement. This Agreement contains the entire agreement of the parties with respect to the subject matter of this Agreement, and there are no representations, covenants or other agreements except as stated or referred to herein.

11.8 Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original and all of which taken together shall constitute one and the same instrument.

IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties hereto as of the date first herein above written.

COMPANY:

OPTIMUMBANK HOLDINGS, INC.

By:
Name:	Richard L. Browdy
Title:	President

INVESTOR:

Moishe Gubin

Exhibit “A”

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [            ], 2012, by and among OptimumBank Holdings, Inc., a Florida corporation (the “Company”), and Moishe Gubin (the “Investor”).

RECITALS:

A. The Company has agreed to sell 6,750,000 shares (the “Shares”) of the common stock of the Company at a price of $0.40 per Share to Investors pursuant to that certain Stock Purchase Agreement between the Company and the Investor dated October 25, 2011, as amended and restated on December 1, 2011 (the “Stock Purchsae Agreement”).

B. The Company has agreed to grant Investor certain registration rights for the Shares under the terms of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and Investor hereby agree as follows:

1.	Definitions.

Capitalized terms not defined herein shall have the meanings ascribed to them in the Investment Agreement. As used in this Agreement, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or any other day on which commercial banks in the City of New York are authorized or required by law to remain closed.

(b) “Effective Date” means the date the Registration Statement has been declared effective by the SEC.

(c) “Investor” or “Investors”means the Investor or any permitted transferee or assignee thereof to whom Investor assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9 and any permitted transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement and who agrees to become bound by the provisions of this Agreement in accordance with Section 9.

(d) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(e) “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more Registration Statements in compliance with the Securities Act and pursuant to Rule 415 and the declaration or ordering of effectiveness of such Registration Statement(s) by the SEC.

(f) “Registrable Securities” means (i) the Shares purchased by the Investors pursuant to the Stock Purchase Agreement; and (ii) any shares of capital stock of the Company issued or issuable with respect to the Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(g) “Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the Registrable Securities.

(h) “Required Holders” means the holders of at least a majority of the Registrable Securities.

(i) “Rule 415” means Rule 415 promulgated under the Securities Act or any successor rule providing for offering securities on a continuous or delayed basis.

(j) “SEC” means the United States Securities and Exchange Commission.

(k) “Securities Act” means the Securities Act of 1933, as amended.

2.	Registration.

(a) The Company shall prepare and file with the SEC one Registration Statement on Form S-3 covering the resale of the Shares as soon as practicable after the original issuance date of the Shares. The Company shall provide all Investors with a reasonable opportunity to include their Shares in the Registration Statement. The Company shall use its reasonable best efforts to have the Registration Statement declared effective by the SEC as soon as practicable.

(b) The Company shall have no obligation to file a Registration Statement under Section 2(a) in the event that the Company is not eligible to file a Registration Statement on Form S-3.

3.	Related Obligations.

The Company will use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

(a) The Company shall submit to the SEC, within two (2) Business Days after the Company learns that no review of a particular Registration Statement will be made by the staff of the SEC or that the staff has no further comments on a particular Registration Statement, as the case may be, a request for acceleration of effectiveness of such Registration Statement to a time and date not later than forty-eight (48) hours after the submission of such request. The Company shall keep each Registration Statement effective pursuant to Rule 415 at all times until the earlier of (i) the date as of which Investor may sell all of the Registrable Securities covered by such Registration Statement without restriction pursuant to Rule 144 (or any successor thereto) promulgated under the Securities Act or (ii) the date on which Investor shall have sold all of the Registrable Securities covered by such Registration Statement (the “Registration Period”). The Company shall ensure that each Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein (in the case of prospectuses, in the light of the circumstances in which they were made) not misleading.

(b) The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company filing a report on Form 10-Q, Form 10-K, or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall have incorporated such report by reference into such Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement such Registration Statement.

(c) The Company shall furnish to each Investor whose Registrable Securities are included in any Registration Statement, without charge, (i) promptly after the same is prepared and filed with the SEC, at least one copy of such Registration Statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, if requested by an Investor, all exhibits and each preliminary prospectus (unless such Registration Statement is available on EDGAR), (ii) upon the effectiveness of any Registration Statement, copies of the prospectus included in such Registration Statement and all amendments and supplements thereto (in such number of copies as such Investor may reasonably request) (unless such amendments and supplements are available on EDGAR) and (iii) such other documents, including copies of any preliminary or final prospectus, as such Investor may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Investor.

(d) The Company shall use its reasonable best efforts to (i) register and qualify, unless an exemption from registration and qualification applies, the resale by Investors of the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of all applicable jurisdictions in the United States, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify each Investor who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of notice of the initiation or threatening of any proceeding for such purpose.

(e) The Company shall notify each Investor in writing of the happening of any event, as promptly as practicable after becoming aware of such event, as a result of which the prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and, subject to Section 3(n), promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and deliver copies of such supplement or amendment to each Investor (in such number of copies as Legal Counsel or such Investor may reasonably request) (unless such amendments and supplements are available on EDGAR). The Company shall also promptly notify each Investor in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to each Investor by facsimile on the next Business Day of such effectiveness and by overnight mail), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate.

(f) The Company shall use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify each Investor who holds Registrable Securities being sold of the issuance of such order and the resolution thereof or its receipt of notice of the initiation or threat of any proceeding for such purpose.

(g) The Company shall hold in confidence and not make any disclosure of information concerning an Investor provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning an Investor is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to such Investor and allow such Investor, at the Investor’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(h) The Company shall use its reasonable best efforts either to (i) cause all of the Registrable Securities covered by a Registration Statement to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) if, despite the Company’s reasonable best efforts, the Company is unsuccessful in satisfying the preceding clause (i), to secure the inclusion for quotation of all of the Registrable Securities on the OTC Bulletin Board of the National Association of Securities Dealers, Inc. (“NASD”). The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(h).

(i) The Company shall cooperate with the Investors who hold Registrable Securities being offered and, to the extent applicable, facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Investors may reasonably request and registered in such names as the Investors may request.

(j) If requested by an Investor, the Company shall (i) as soon as practicable incorporate in a prospectus supplement or post-effective amendment such information as an Investor reasonably requests to be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being offered or sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities to be sold in such offering; (ii) as soon as practicable make all required filings of such prospectus supplement or post-effective amendment after being notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) as soon as practicable, supplement or make amendments to any Registration Statement if reasonably requested by an Investor holding any Registrable Securities.

(k) The Company shall use its reasonable best efforts to cause the Registrable Securities covered by a Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(l) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the effective date of a Registration Statement.

(m) The Company shall otherwise use its reasonable best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(n) Notwithstanding anything to the contrary herein, at any time after the Effective Date, the Company may delay the disclosure of material, non-public information concerning the Company the disclosure of which at the time is not, in the good faith opinion of the Board of Directors of the Company in the best interest of the Company and otherwise required (a “Grace Period”); provided, that the Company shall promptly (i) notify the Investors in writing of the existence of material, non-public information giving rise to a Grace Period (provided that in each notice the Company will not disclose the content of such material, non-public information to the Investors) and the date on which the Grace Period will begin, and (ii) notify the Investors in writing of the date on which the Grace Period ends; and, provided further, that no Grace Period shall exceed thirty (30) consecutive days and during any three hundred sixty-five (365) day period such Grace Periods shall not exceed an aggregate of sixty (60) days and the first day of any Grace Period must be at least two (2) trading days after the last day of any prior Grace Period (each, an “Allowable Grace Period”). For purposes of determining the length of a Grace Period above, the Grace Period shall begin on and include the date the Investors receive the notice referred to in clause (i) and shall end on and include the later of the date the Investors receive the notice referred to in clause (ii) and the date referred to in such notice. The provisions of Section 3(e) hereof shall not be applicable during the period of any Allowable Grace Period. Upon expiration of the Grace Period, the Company shall again be bound by the first sentence of Section 3(e) with respect to the information giving rise thereto unless such material, non-public information is no longer applicable.

4.	Obligations of the Investors.

(a) At least seven (7) Business Days prior to the first anticipated filing date of a Registration Statement, the Company shall notify each Investor in writing of the information the Company requires from each such Investor if such Investor elects to have any of such Investor’s Registrable Securities included in such Registration Statement. It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the effectiveness of the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request.

(b) Each Investor, by such Investor’s acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor’s election to exclude all of such Investor’s Registrable Securities from such Registration Statement.

(c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or the first sentence of 3(f), such Investor will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement(s) covering such Registrable Securities until such Investor’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or the first sentence of 3(f) or receipt of notice that no supplement or amendment is required.

(d) Each Investor covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5.	Expenses of Registration.

All reasonable expenses, other than underwriting discounts and commissions incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company.

6.	Indemnification.

In the event any Registrable Securities are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Investor, the directors, officers, members, partners, employees, agents, representatives of, and each Person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in the light of the circumstances under which the statements therein were made, not misleading, (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement or (iv) any violation of this Agreement (the matters in the foregoing clauses (i) through (iv) being, collectively, “Violations”). Subject to Section 6(c), the Company shall reimburse the Indemnified Persons, promptly as such expenses are incurred and are due and payable, for any legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon information furnished in writing to the Company by such Indemnified Person for such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (ii) with respect to any preliminary prospectus, shall not inure to the benefit of any such Person from whom the Person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any Person controlling such Person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it or failed to deliver the correct prospectus as required by the Securities Act; and (iii) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld or delayed. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(b) In connection with any Registration Statement in which an Investor is participating, each such Investor agrees to severally and not jointly indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon with written information furnished to the Company by such Investor expressly for use in connection with such Registration Statement; and, subject to Section 6(c), such Investor will reimburse any legal or other expenses reasonably incurred by an Indemnified Party in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Investor, which consent shall not be unreasonably withheld or delayed; provided, further, however, that the Investor shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Investors pursuant to Section 9.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In the case of an Indemnified Person, legal counsel referred to in the immediately preceding sentence shall be selected by the Investors holding at least a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or Claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or Claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person reasonably apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such Claim or litigation, and such settlement shall not include any admission as to fault on the part of the Indemnified Party. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	Contribution.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no Person involved in the sale of Registrable Securities, which Person is guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) in connection with such sale, shall be entitled to contribution from any Person involved in such sale of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities pursuant to such Registration Statement.

8.	Reports Under the Exchange Act.

With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144; and

(c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company, if true, that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

9.	Assignment of Registration Rights.

The rights under this Agreement shall be automatically assignable by the Investors to any transferee of all or any portion of such Investor’s Registrable Securities if: (i) the Investor agrees in writing with the transferee or assignee to assign such rights and a copy of such agreement is furnished to the Company within a reasonable time after such assignment; (ii) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (a) the name and address of such transferee or assignee and (b) the securities with respect to which such registration rights are being transferred or assigned; (iii) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act or applicable state securities laws; (iv) at or before the time the Company receives the written notice contemplated by clause (ii) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein; and (v) such transfer shall have been made in accordance with the applicable requirements of the Securities Purchase Agreement.

10.	Amendment of Registration Rights.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Required Holders. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company. No such amendment shall be effective to the extent that it applies to less than all of the holders of the Registrable Securities. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

11.	Miscellaneous.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the such record owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) Business Day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company:	OptimumBank Holdings, Inc. Attention: President 2477 East Commercial Boulevard Fort Lauderdale, FL 33308

If to Investor:	Moishe Gubin 150 Fencl Lane Hillside, IL 60162

or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Florida, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Florida or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the Florida. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Ft. Lauderdale, Florida, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

(f) Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(g) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(h) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(i) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(j) All consents and other determinations required to be made by the Investors pursuant to this Agreement shall be made, unless otherwise specified in this Agreement, by the Required Holders.

(k) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(l) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(m) The obligations of each Investor hereunder are several and not joint with the obligations of any other Investor, and no provision of this Agreement is intended to confer any obligations on any Investor vis-à-vis any other Investor. Nothing contained herein, and no action taken by any Investor pursuant hereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated herein.

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

COMPANY:

OPTIMUMBANK HOLDINGS, INC.

By:
Name:
Title:

IN WITNESS WHEREOF, Investor and the Company have caused their respective signature page to this Registration Rights Agreement to be duly executed as of the date first written above.

INVESTOR:

Moishe Gubin

APPENDIX B

OPTIMUMBANK HOLDINGS, INC. 2011 EQUITY INCENTIVE PLAN

1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Company and its shareholders by providing a means for attracting and retaining directors and key employees of the Company and its Affiliates.

2. Definitions. The following definitions are applicable to the Plan:

“Affiliate” means any “parent corporation” or “subsidiary corporation” of the Company as such terms are defined in Code sections 424(e) and (f), respectively.

“Award” means the grant by the Compensation Committee and/or the Board of Directors of Incentive Stock Options, Non-Qualified Stock Options, Restricted Shares, Performance Shares, Bonus Shares, or any combination thereof, as provided in the Plan.

“Award Agreement” means the written agreement setting forth the terms and provisions applicable to each Award granted under the Plan.

“Company” means OptimumBank Holdings, Inc.

“Board” means the Board Directors of the Company.

“Bonus Shares” mean shares awarded pursuant to Section 13.

“Cause” means, in connection with a Participant’s termination of service, theft or embezzlement from the Company or any Affiliate, violation of a material term or condition of employment, disclosure of confidential information of the Company or any Affiliate, conviction of the Participant of a crime of moral turpitude, stealing of trade secrets or intellectual property owned by the Company or any Affiliate, any act by the Participant in competition with the Company or any Affiliate, issuance of an order for removal of the Participant by the Company’s banking regulator, or any other act, activity or conduct of a Participant which in the opinion of the Company is adverse to the best interests of the Company or any Affiliate. “Cause” shall also include any definition included in the employment agreement between any plan participant and the Company or any of its subsidiaries.

“Change of Control” a Change of Control shall mean:

(a) a merger in which the Company is not the surviving entity or a sale by the Company of all or substantially all of its assets,

(b) the acquisition by any individual or group of the Company by means of a merger, consolidation or purchase of 80% or more of its outstanding shares. The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto as set forth in the Exchange Act and the regulations and rules thereunder.

(c) or the acquisition by any individual or group of beneficial ownership of more than 50% of the outstanding shares of the Company. The term “group” and the concept of beneficial ownership shall have such meanings ascribed thereto, as set forth in the Exchange Act and the regulations and rules thereunder.

For purposes of this Plan, where a change of control of the Company results from a series of related transactions, the change of control of the Company shall be deemed to have occurred on the date of the consummation of the first such transaction.

“Code” means the Internal Revenue Code of 1986, as amended, and its interpretive regulations.

“Committee” means the Compensation Committee appointed by the Board pursuant to Section 3 of the Plan.

“Continuous Service” means, in the case of an Employee, the absence of any interruption or termination of service as an Employee of the Company or an Affiliate; and in the case of an individual who is not an Employee, the absence of any interruption or termination of the service relationship between the individual and the Company or an Affiliate. Service will not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of a Participant’s transfer between the Company and an Affiliate or any successor to the Company.

“Director” means any individual who is a member of the Board.

“Disability” means total and permanent disability as determined by the Compensation Committee and/or the Board pursuant to Code section 22(e)(3).

“EBITDA” means earnings before interest, taxes, depreciation and amortization.

“Employee” means any person, including an officer, who is employed by the Company or any Affiliate.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Exercise Price” means the price per Share at which the Shares subject to an Option may be purchased upon exercise of the Option.

“Incentive Stock Option” means an option to purchase Shares granted by the Compensation Committee and/or Board of Directors pursuant to the terms of the Plan that is intended to qualify under Code section 422.

“Market Value” means the last reported sale price on the trading date preceding the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of the Shares on the Nasdaq Capital Market, or, if the Shares are not listed on the Nasdaq Capital Market, on the principal exchange on which the Shares are listed for trading, or, if the Shares are not then listed for trading on any exchange, the mean between the closing high bid and low asked quotations of the Shares on the date in question as reported by NASDAQ or any similar system then in use, or, if no such quotations are available, the fair market value on such date of the Shares as the Compensation Committee and/or Board of Directors shall determine.

“Non-Qualified Stock Option” means an option to purchase Shares granted by the Compensation Committee and/or the Board pursuant to the terms of the Plan, which option is not intended to qualify under Code section 422.

“Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

“Participant” means any individual selected by the Compensation Committee and/or the Board to receive an Award.

“Performance Cycle” means the period of time, designated by the Compensation Committee and/or the Board, over which Performance Shares may be earned.

“Performance Shares” means Shares awarded pursuant to Section 12 of the Plan.

“Plan” means the OptimumBank Holdings, Inc. 2011 Equity Incentive Plan.

“Restricted Period” means the period of time selected by the Compensation Committee and/or the Board for the purpose of determining when restrictions are in effect under Section 11 of the Plan with respect to Restricted Shares.

“Restricted Shares” means Shares that have been contingently awarded to a Participant by the Compensation Committee and/or the Board subject to the restrictions referred to in Section 12 of the Plan, so long as such restrictions are in effect.

“Retirement” means, in the case of an Employee or Director, a termination of Continuous Service by reason of the Employee’s or Director’s retirement on or after the Employee’s or Director’s 65th birthday.

“Securities Act” means the Securities Act of 1933, as amended.

“Shares” means the shares of common stock, par value of $0.01 per share.

3. Administration. The Plan will be administered by the Board and/or the Compensation Committee, which will consist of two or more members of the Board, each of whom will be independent directors as a “non-employee director” as provided under Rule 16b-3 of the Exchange Act, an “outside director” as provided under Code section 162(m), and an “independent director” under Rule 5605(a)(2) of the NASDAQ Corporate Governance Rules, as amended. The members of the Committee will be appointed by the Board. Except as limited by the express provisions of the Plan, the Board through its Compensation Committee will have sole and complete authority and discretion to (a) select Participants and grant Awards; (b) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (c) determine the terms and conditions upon which Awards will be granted under the Plan including the vesting requirements of such Awards made under the Plan; (d) prescribe the form and terms of Award Agreements; (e) establish procedures and regulations for the administration of the Plan; (f) interpret the Plan; and (g) make all determinations deemed necessary or advisable for the administration of the Plan. With respect to Director and Senior Executive Officers as it relates to (a) through (g) above, the Board will have sole and complete authority and discretion. With respect to all other Officers and Employees, the Board or the Compensation Committee will have complete authority and discretion with regard to (a) through (g) above.

A majority of the Compensation Committee and/or the Board will constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by all members of the Compensation Committee and/or the Board without a meeting, will be acts of the Board. All determinations and decisions made by the Compensation Committee and/or the Board pursuant to the provisions of the Plan will be final, conclusive, and binding on all persons, and will be given the maximum deference permitted by law. The Board hereby delegates this responsibility to its Compensation Committee.

4. Participants. The Compensation Committee and/or the Board may select from time to time Participants in the Plan from those officers, Directors, and Employees of the Company or its Affiliates who, in the opinion of the Compensation Committee and/or the Board, have the capacity for contributing in a substantial measure to the successful performance of the Company or its Affiliates.

5. Substitute Options. In the event the Company or an Affiliate consummates a transaction described in Code Section 424(a), persons who become Employees or Directors on account of such transaction may be granted Options in substitution for Options granted by the former employer. The Compensation Committee and/or the Board and consistent with Code Section 424(a) shall determine the Exercise Price of the substitute Options.

6. Shares Subject to Plan, Limitations on Grants and Exercise Price. Subject to adjustment by the operation of Section 14 hereof:

•	The maximum number of Shares that may be issued with respect to Awards made under the Plan is 2,200,000 Shares,

•

The Shares with respect to which Awards may be made under the Plan are authorized and unissued Shares. Any Award that expires, terminates or is surrendered for cancellation, or with respect to Restricted Shares, which is forfeited (so long as any cash dividends paid on such Shares are also forfeited), may be subject to new Awards under the Plan with respect to the number of Shares as to which a termination or forfeiture has occurred. Additionally, Shares that are withheld by the Company or delivered by the Participant to the Company in order to satisfy payment of the Exercise Price or any tax withholding obligation and Shares granted pursuant to an Award Agreement which is subsequently settled in cash rather than Shares, may be subject to new Awards under the Plan.

•	Notwithstanding any other provision under the Plan, the Exercise Price for any Option awarded under the Plan may not be less than the Market Value of the Shares on the date of grant.

7. General Terms and Conditions of Options.

•

The Compensation Committee and/or the Board will have full and complete authority and discretion, except as expressly limited by the Plan, to grant Options and to prescribe the terms and conditions (which need not be identical among Participants) of the Options. Each Option will be evidenced by an Award Agreement that will specify: (i) the Exercise Price, (ii) the number of Shares subject to the Option, (iii) the expiration date of the Option, (iv) the manner, time and rate (cumulative or otherwise) of exercise of the Option, (v) the restrictions, if any, to be placed upon the Option or upon Shares that may be issued upon exercise of the Option, (vi) the conditions, if any, under which a Participant may transfer or assign Options, and (vii) any other terms and conditions as the Compensation Committee and/or the Board, in its sole discretion, may determine.

•

Other than in connection with a change in the Company’s capitalization (as described in Section 14 of the Plan), the Compensation Committee and/or the Board shall not, without the further approval of the shareholders of the Company, authorize the amendment of any outstanding Option Award Agreement to reduce the Exercise Price. Furthermore, no Option shall be cancelled and replaced by issuance to the same participant of an Option having a lower Exercise Price without further approval of the shareholders of the Company.

8. Exercise of Options.

•

Except as provided in Section 16, an Option granted under the Plan will be exercisable only by the Participant, and except as provided in Section 9 of the Plan, no Option may be exercised unless at the time the Participant exercises the Option, the Participant has maintained Continuous Service since the date of the grant of the Option. Options may be exercised for whole shares only. If an option would otherwise be exercisable for fractional shares, the option is rounded down to nearest whole share amount.

•

To exercise an Option under the Plan, the Participant must give written notice to the Company specifying the number of Shares with respect to which the Participant elects to exercise the Option together with full payment of the Exercise Price. The date of exercise will be the date on which the notice is received by the Company. Payment may be made either (i) in cash (including check, bank draft or money order), (ii) by tendering Shares already owned by the Participant for at least six (6) months prior to the date of exercise and having a Market Value on the date of exercise equal to the Exercise Price, or (iii) by any other means determined by the Compensation Committee and/or the Board in its sole discretion.

9. Termination of Options. Unless otherwise specifically provided elsewhere in the Plan or by the Compensation Committee and/or the Board in the Award Agreement or any amendment thereto, Options will terminate as provided in this Section.

•

Unless sooner terminated under the provisions of this Section, Options will expire on the earlier of the date specified in the Award Agreement or the expiration of ten (10) years from the date of grant.

•

If the Continuous Service of a Participant is terminated for reason of Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service. Any unvested options at the date of cessation of continuous service will be forfeited by the Participant.

•

If the Continuous Service of a Participant is terminated for Cause, all rights under any Options granted to the Participant will terminate immediately upon the Participant’s cessation of Continuous Service, and the Participant will (unless the Compensation Committee and/or the Board, in its sole discretion, waives this requirement) repay to the Company within ten (10) days the amount of any gain realized by the Participant upon any exercise of an Option, awarded under the Plan, within three (3) months prior to the cessation of Continuous Service.

•

If the Continuous Service of a Participant is terminated voluntarily by the Participant for any reason other than death, Disability, or Retirement, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options.

•

If the Continuous Service of a Participant is terminated by the Company without Cause, the Participant may exercise outstanding Options to the extent that the Participant was entitled to exercise the Options at the date of cessation of Continuous Service, but only within the period of three (3) months immediately succeeding the Participant’s cessation of Continuous Service, and in no event after the applicable expiration dates of the Options; provided, however, that if a Participant is terminated by the Company without Cause within twelve months after a Change of Control, such Participant may exercise outstanding Options to the extent he or she was entitled to exercise the Options at the date of cessation of Continuous Service, within the period of three (3) months immediately succeeding the cessation of Continuous Service but in no event after the applicable expiration dates of the Options.

•

In the event of the Participant’s death or disability, all Options heretofore granted and not fully exercisable will terminate immediately. The Participant or the Participant’s beneficiary, as the case may be, may exercise all vested Options within the period of one (1) year immediately succeeding the Participant’s cessation of Continuous Service by reason of death or Disability, and in no event after the applicable expiration date of the Options.

•

Notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Compensation Committee and/or the Board may, in its sole discretion, establish different terms and conditions pertaining to the effect of the cessation of Continuous Service, to the extent permitted by applicable federal and state law. Additionally, notwithstanding the provisions of the foregoing paragraphs of this Section 9, the Compensation Committee and/or the Board may, in its sole discretion, allow the exercise of an expired Option if the Compensation Committee and/or the Board determines that: (i) the expiration was solely the result of the Company’s inability to execute the exercise of an Option due to conditions beyond the Company’s control, and (ii) the Participant made valid and reasonable efforts to exercise the Award. In the event the Compensation Committee and/or the Board makes such a determination, the Company shall allow the exercise to occur as promptly as possible following its receipt of exercise instructions subsequent to such determination.

10. Restrictive Covenants. In its discretion, the Compensation Committee and/or the Board may condition the grant of any Award under the Plan upon the Participant agreeing to reasonable covenants in favor of the Company and/or any Affiliate (including, without limitation, covenants not to compete, not to solicit employees and customers, and not to disclose confidential information) that may have effect following the termination of employment with the Company or any Affiliate.

•	Incentive and Non-Qualified Stock Options.

•

Incentive Stock Options may be granted only to Participants who are Employees. Any provisions of the Plan to the contrary notwithstanding, (i) no Option will be granted more than ten (10) years from the earlier of the date the Plan is adopted by the Compensation Committee and/or the Board of the Company or approved by the Company’s shareholders, (ii) no Option will be exercisable more than ten (10) years from the date the Option is granted, (iii) the Exercise Price of each Option will not be less than the Market Value per Share on the date such Option is granted, (iv) no Incentive Stock Option will be transferable by the Participant to whom such Incentive Stock Option is granted other than by will or the laws of descent and distribution and will be exercisable during the Participant’s lifetime only by such Participant, (v) no Incentive Stock Option will be granted that would permit a Participant to acquire, through the exercise of Incentive Stock Options in any calendar year, under all plans of the Company and its Affiliates, Shares having an aggregate Market Value (determined as of the time any Incentive Stock Option is granted) in excess of $100,000 (determined by assuming that the Participant will exercise each Incentive Stock Option on the date that such Option first becomes exercisable), and (vi) no Option may be exercised more than three (3) months after the Participant’s cessation of Continuous Service (one (1) year in the case of Disability) for any reason other than death. Notwithstanding the foregoing, in the case of any Participant who, at the date of grant, owns as defined in Code section 424(d), shares possessing more than 10% of the total combined voting power of all classes of capital stock of the Company or any Affiliate, the Exercise Price of any Incentive Stock Option will not be less than 110% of the Market Value per Share on the date such Incentive Stock Option is granted and such Incentive Stock Option shall not be exercisable more than five years from the date such Incentive Stock Option is granted.

•

Notwithstanding any other provisions of the Plan, if for any reason an Option granted under the Plan that is intended to be an Incentive Stock Option fails to qualify as an Incentive Stock Option, such Option will be deemed to be a Non-Qualified Stock Option, and such Option will be deemed to be fully authorized and validly issued under the Plan.

11. Terms and Conditions of Restricted Shares. The Compensation Committee and/or the Board will have full and complete authority, subject to the limitations of the Plan, to grant Awards of Restricted Shares and to prescribe the terms and conditions (which need not be identical among Participants) in respect of the Awards. Unless the Compensation Committee and/or the Board otherwise specifically provides in the Award Agreement, an Award of Restricted Shares will be subject to the following provisions:

•

At the time of an Award of Restricted Shares, the Compensation Committee and/or the Board will establish for each Participant a Restricted Period during which, or at the expiration of which, the Restricted Shares will vest; but in no event earlier than one year from grant date. Subject to paragraph (e) of this Section, the Participant will have all the rights of a shareholder with respect to the Restricted Shares, including, but not limited to, the right to receive all dividends paid on the Restricted Shares and the right to vote the Restricted Shares. The Compensation Committee and/or the Board will have the authority, in its discretion, to accelerate the time at which any or all of the restrictions will lapse with respect to any Restricted Shares prior to the expiration of the Restricted Period, or to remove any or all restrictions, whenever it may determine that such action is appropriate by reason of changes in applicable tax or other laws or other changes in circumstances occurring after the commencement of the Restricted Period.

•

Subject to Section 15, if a Participant ceases Continuous Service for any reason before the Restricted Shares have vested, a Participant’s rights with respect to the unvested portion of the Restricted Shares will terminate and be returned to the Company.

•

Each certificate issued in respect to Restricted Shares will be registered in the name of the Participant and deposited by the Participant, together with a stock power endorsed in blank, with the Company and will bear a legend referring to the terms, conditions and restrictions applicable to such shares.

•

At the time of an Award of Restricted Shares, the Participant will enter into an Award Agreement with the Company in a form specified by the Compensation Committee and/or the Board agreeing to the terms and conditions of the Award.

•

At the expiration of the restrictions imposed by this Section, the Company will redeliver to the Participant the certificate(s) and stock powers, deposited with the Company pursuant to paragraph (c) of this Section and the Shares represented by the certificate(s) will be free of all restrictions.

•	No Award of Restricted Shares may be assigned, transferred or encumbered.

12. Performance Shares.

•

The Compensation Committee and/or the Board, may from time to time authorize the grant of Performance Shares upon the achievement of performance goals (which may be cumulative and/or alternative) within a designated Performance Cycle as may be established, in writing, by the Compensation Committee and/or the Board based on any one or any combination of the following business criteria (the “Performance Goals”): (i) earnings per Share; (ii) return on equity; (iii) return on assets; (iv) operating income; (v) market value per Share; (vi) EBITDA; (vii) cash flow; (viii) net income (before or after taxes); (ix) changes in the Company’s efficiency ratio (the ratio of non-interest expense to the sum of non-interest income plus taxable equivalent net-interest income); (x) improvements in the Company’s credit quality as measured by changes to the Company’s allowance for loan losses, the ratio of the allowance for loan losses to total loans, net of unearned income, or the ratio of net charge-offs to average loans, net of unearned income; (xi) enterprise value added (“EVA”); (xii) market value added (“MVA”); (xiii) fee income; (xiv) net interest income; (xv) growth in loans; (xvi) growth in deposits; (xvii) total return to shareholders; and (xviii) other criteria determined by the Compensation Committee and/or the Board.

•

As determined in the discretion of the Compensation Committee and/or the Board of Directors, performance goals may differ among Participants and/or relate to performance on a Company-wide or divisional basis.

•

At such time as it is certified, in writing, by the Compensation Committee and/or the Board that the Performance Goals established by the Compensation Committee and/or the Board have been attained or otherwise satisfied within the Performance Cycle, the Compensation Committee and/or the Board will authorize the payment of Performance Shares in the form of Shares registered in the name of the Participant. Payment shall be made in a lump sum following the close of the applicable Performance Cycle.

•

The grant of an Award of Performance Shares will be evidenced by an Award Agreement containing the terms and conditions of the Award as determined by the Compensation Committee and/or the Board. To the extent required under Code section 162(m), the business criteria under which Performance Goals are determined by the Compensation Committee and/or the Board will be resubmitted to shareholders for reapproval no later than the first shareholder meeting that occurs in the fifth year following the year in which shareholders previously approved the Plan.

•

Subject to Section 15, if the Participant ceases Continuous Service before the end of a Performance Cycle for any reason other than Disability or death, the Participant will forfeit all rights with respect to any Performance Shares that were being earned during the Performance Cycle. The Compensation Committee and/or the Board may establish guidelines providing that if a Participant ceases Continuous Service before the end of a Performance Cycle by reason of Disability or death, the Participant will be entitled to a prorated payment with respect to any Performance Shares that were being earned during the Performance Cycle.

13. Bonus Shares and Awards in Lieu of Obligations. The Compensation Committee and/or the Board is authorized to grant to Participants Shares as a bonus or in consideration for past services actually rendered for the company or an Affiliate, or to grant Shares or other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms and/or agreements with the Participant as shall be determined by the Compensation Committee and/or the Board.

14. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, combination or exchange of Shares, merger or consolidation (in each case where the shares of the Company are converted into stock and/or cash of another entity), or any change in the corporate structure affecting the Shares of the Company, the maximum aggregate number and class of Shares as to which Awards may be granted under the Plan and the number and class of Shares, and the exercise price and base price, with respect to which Awards theretofore have been granted under the Plan will be appropriately adjusted by the Compensation Committee and/or the Board to prevent the dilution or diminution of Awards. The Compensation Committee and/or the Board’s determination with respect to any adjustments will be conclusive. Any Shares or other securities received, as a result of any of the foregoing, by a Participant with respect to Restricted Shares will be subject to the same restrictions and the certificate(s) or other instruments representing or evidencing the Shares or other securities will be legended and deposited with the Company in the manner provided in Section 12 of this Agreement.

15. Effect of Change of Control.

•

If the Continuous Service of any Participant of the Company or any Affiliate is involuntarily terminated, for whatever reason except for Cause, at any time within twelve (12) months after a Change of Control, unless the Compensation Committee and/or the Board has otherwise provided in the Award Agreement, (i) any Restricted Period with respect to an Award of Restricted Shares will lapse upon the Participant’s termination of Continuous Service and all Restricted Shares will become fully vested in the Participant to whom the Award was made; and (ii) with respect to Performance Shares, the Participant will be entitled to receive a prorata payment to the same extent as if the Participant ceases Continuous Service by reason of death or Disability under Section 12 of the Plan.

•

If a Change of Control occurs, unless the Compensation Committee and/or the Board has otherwise provided in the Award Agreement, all Option Awards theretofore granted and not fully exercisable will become exercisable in full upon the happening of such event and will remain exercisable in accordance with their terms; provided, however, that no Option which has previously been exercised or otherwise terminated will become exercisable.

16. Assignments and Transfers. No Award nor any right or interest of a Participant in any Award under the Plan may be assigned, encumbered or transferred otherwise than by will or the laws of descent and distribution. Notwithstanding the foregoing, the Compensation Committee and/or the Board may, in its sole discretion, set forth in an Award Agreement at the time of grant or thereafter, that the Award (other than Options) may be transferred to members of the Participant’s immediate family, to one or more trusts solely for the benefit of such immediate family members and to partnerships in which such family members or trusts are the only partners. For this purpose, immediate family means the Participant’s spouse, parents, children, step-children, grandchildren and legal dependents. Any transfer of an Award under this provision will not be effective until notice of such transfer is delivered to the Company.

17. Employee Rights Under the Plan. No officer, Director, Employee or other person will have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no officer, Director, Employee or other person will have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Company or any Affiliate. Neither the Plan nor any action taken under the Plan will be construed as giving any Employee, Director or other person, any right to Continuous Service.

18. Delivery and Registration of Shares. The Company’s obligation to deliver Shares with respect to an Award will, if the Company requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Compensation Committee and/or the Board will determine to be necessary or advisable to comply with the provisions of the Securities Act or any other applicable federal or state securities laws. It may be provided that any representation requirement will become inoperative upon a registration of the Shares or other action eliminating the necessity of the representation under the Securities Act or other state securities laws. The Company will not be required to deliver any Shares under the Plan prior to (a) the admission of such Shares to listing on any stock exchange or system on which Shares may then be listed, and (b) the completion of any registration or other qualification of the Shares under any state or federal law, rule or regulation, as the Company determines to be necessary or advisable.

19. Withholding Tax. Prior to the delivery of any Shares or cash pursuant to an Award, the Company has the right and power to deduct or withhold, or require the Participant to remit to the Company, an amount sufficient to satisfy all applicable tax withholding requirements. The Board, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit or require a Participant to satisfy all or part of the tax withholding obligations in connection with an Award by (a) having the Company withhold otherwise deliverable Shares, or (b) delivering to the Company Shares already owned for a period of at least six months and having a value equal to the amount required to be withheld. The amount of the withholding requirement will be deemed to include any amount that the Compensation Committee and/or the Board determines, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined for these purposes. For these purposes, the value of the Shares to be withheld or delivered will be equal to the Market Value as of the date that the taxes are required to be withheld.

20. Termination, Amendment and Modification of Plan. The Compensation Committee and/or the Board may at any time terminate, and may at any time and from time to time and in any respect amend or modify the Plan; provided, however, that to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or Code section 422 (or any other applicable law or regulation, including requirements of any stock exchange or quotation system on which the Company’s common stock is listed or quoted), shareholder approval of any Plan amendment will be obtained in the manner and to the degree as is required by the applicable law or regulation; and provided further, that no termination, amendment or modification of the Plan will in any manner affect any Award theretofore granted pursuant to the Plan without the consent of the Participant to whom the Award was granted or the transferee of the Award.

21. Effective Date and Term of Plan. The Plan will become effective upon its adoption by the Compensation Committee and/or the Board and shareholders of the Company. Unless sooner terminated pursuant to Section 20, no further Awards may be made under the Plan after ten (10) years from the effective date of the Plan.

22. Governing Law. The Plan and Award Agreements will be construed in accordance with and governed by the internal laws of the State of Florida.

23. Repricing of Options. Nothing in this Plan shall permit the repricing of any outstanding options other than (a) with the prior approval of the Company’s shareholders, or (b) pursuant to Section 15. The foregoing restriction shall also apply to any other transaction which would be treated as a repricing of outstanding options under generally accepted accounting principles.

24. Compliance with Section 409A of the Code. To the extent applicable, it is intended that this Plan comply with the provisions of Section 409A of the Code, so that the income inclusion provisions of Section 409A(a)(1) do not apply to a Participant. This Plan shall be administered in a manner consistent with this intent, and any provision that would cause the Plan to fail to satisfy Section 409A of the Code shall have no force and effect until amended to comply with Section 409A of the Code (which amendment may be retroactive to the extent permitted by Section 409A of the Code and may be made by the Company without the consent of the Participant).

OPTIMUMBANK HOLDINGS, INC.

VOTE BY INTERNET OR TELEPHONE QUICK « « « EASY « « « IMMEDIATE

As a shareholder of OptimumBank Holdings, Inc., you have the option of voting your shares electronically through the Internet or on the telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 7:00 p.m., Eastern Time, on December 26, 2011.

Vote Your Proxy on the Internet: Go to www.cstproxyvote.com Have your proxy card available when you access the above website. Follow the prompts to vote your shares.	OR	Vote Your Proxy by Phone: Call 1 (866) 894-0537 Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.	OR	Vote Your Proxy by mail: Mark, sign, and date your proxy card, then detach it, and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

▼  FOLD AND DETACH HERE AND READ THE REVERSE SIDE  ▼

PROXY	Please mark	☒
your votes
THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS PROVIDED, THIS PROXY WILL BE VOTED “FOR” THE PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF OPTIMUMBANK HOLDINGS, INC.’S BOARD OF DIRECTORS.	like this

		FOR	WITHHOLD AUTHORITY			FOR	AGAINST	ABSTAIN
1.	ELECTION OF DIRECTORS	☐	☐	2.	ISSUANCE OF STOCK TO MOISHE GUBIN	☐	☐	☐
(To withhold authority to vote for any individual nominee, strike a line through That nominee’s name in the list below)
						FOR	AGAINST	ABSTAIN
	01 Sam Borek, 02 Richard L. Browdy,			3.	APPROVAL OF 2011 STOCK	☐	☐	☐
	03 Moishe Gubin, 04 Seth Gillman,				INCENTIVE PLAN
05 Wendy Mitchler, 06 Larry Willis,
07 Robert Acri
						FOR	AGAINST	ABSTAIN
				4.	RATIFY HACKER, JOHNSON AS	☐	☐	☐
INDEPENDENT AUDITORS
COMPANY ID:
PROXY NUMBER:
ACCOUNT NUMBER:

Signature	Signature	Date	, 2011.

IMPORTANT–PLEASE SIGN EXACTLY AS NAME APPEARS HEREON. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

▼ FOLD AND DETACH HERE AND READ THE REVERSE SIDE ▼

OPTIMUMBANK HOLDINGS, INC.

PROXY

FOR SPECIAL MEETING OF SHAREHOLDERS

December 27, 2011

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints SAM BOREK and RICHARD L. BROWDY, and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Company to be held on December 27, 2011, at 10:00 a.m. or at any adjournment thereof. Such shares shall be voted as indicated with respect to the proposals listed on the reverse side hereof and in the discretion of the proxies on such other matters as may properly come before the meeting or any adjournment thereof.

(CONTINUED, AND TO BE MARKED, SIGNED AND DATED ON THE REVERSE SIDE)